Listing Report:Supplement No. 11 dated Jul 22, 2009 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 416611
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$278.73

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-2001	Debt/Income ratio:	Not calculated
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	15 / 14	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	20	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$13,970	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	77%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	refined-community	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidate Credit Card and Car
Purpose of loan:
This loan will be used to pay down my discover credit card and my automobile loan.

My financial situation:
I am a good candidate for this loan because I have excellent financial planning and have never missed a payment on any account. I currently stopped working in march 2009 as I am finishing nursing school and will be finished in december 2009, my husband works full time and we are maintaining our expenses. I am on educational leave with the hospital I worked at and will start back as a nurse making almost double when I left. I currently spend $320.70 a month for my automobile loan and put anywhere from $500-1000 per month on discover card. One set monthly payment would free up more capital to eliminate other debt and be more financially sound. This would also increase my credit score and be very helpful in locking in a low interest rate to refinance my house.

Monthly net income: $4500-6000 (2800-3600 post taxes) - I have no income well i'm finishing school, my husband works and receives base pay plus commissions. $4500-$6000 would be pre-tax, estimate 35-40% total deductions from gross pay for insurance, taxes and 401k.

Monthly expenses: $ ~2700
  Housing: $ 1150
  Insurance: $ 450/6 Months
  Car expenses: $ 320.70
  Utilities: $ 100
  Phone, cable, internet: $ 200
  Food, entertainment: $ 400
  Clothing, household expenses $ 200
  Credit cards and other loans: $ 500
  Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417441
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$254.02

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jul-1990	Debt/Income ratio:	28%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	17 / 16	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	63	Length of status:	13y 7m
Amount delinquent:	$6,794	Revolving credit balance:	$18,754	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	68%	Stated income:	$100,000+
Delinquencies in last 7y:	5	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	CMJsupply	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	23 ( 85% )	640-660 (Latest)
Principal borrowed:	$30,000.00	< mo. late:	3 ( 11% )	640-660 (Oct-2008) 640-660 (Sep-2008) 660-680 (Feb-2008) 660-680 (Dec-2007)
Principal balance:	$0.00	1+ mo. late:	1 ( 4% )
Total payments billed:	27
Description
30k Paid Prosper-3rd Loan!
Purpose of loan:
Isn't a guaranteed 17% Lender Yield Rate better than 25% to 35% that will probably go into default?  I am also a lender on Prosper and have had 5 out of 14 loans go into default.  I know how frustrating it is when that happens.  That feeling in itself would keep me from defaulting on this loan.  I was one of the 1st $25,000 loans with an E credit grade on Prosper.  I have since paid that loan off and got a 2nd loan for more inventory to sell on Ebay.  That loan has also been paid back.  My Ebay user id is cmjsupply.  I have been a member of Ebay since December 19, 1999 and have a 100% Feedback score of 3645 which is Very Rare.  I always put my customers first which I think you can see by my Ebay Feedback score.  I will use this money to again purchase more inventory.  My previous Prosper history should give additional confidence to anyone wanting to bid on my loan.  The new Prosper rating system seems a little messed up.  I went from a B to a HR but my Prosper history should answer any questions.

My financial situation:
I am still working to be debt free.  My son had brain surgery 4 years ago in March and some of those deliquencies have now shown up on my credit score.  I will pay these medical bills off in the future but I am focusing on getting debt free with creditors first.  The financial breakdown below does not include my Ebay income, which is about $1000 a month.

Monthly net income: $ 7000.00

Monthly expenses: $
  Housing: $ 2200.00
  Insurance: $ 165.00
  Car expenses: $ 750.00
  Utilities: $ 400.00
  Phone, cable, internet: $ 150.00
  Food, entertainment: $ 400.00
  Clothing, household expenses $ 100.00
  Credit cards and other loans: $ 500.00
  Other expenses: $ 150.00
  New Prosper Loan: $ 357.00

  TOTAL: $ 5172.00

  Monthly Left Over: $ 1828.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417457
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	9.52%	Starting borrower rate/APR:	10.52% / 12.63%	Starting monthly payment:	$162.56

Auction yield range:	3.27% - 9.52%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	8.01%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-1985	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	880-900 (Jul-2009)	Current / open credit lines:	10 / 9	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	31	Length of status:	7y 10m
Amount delinquent:	$0	Revolving credit balance:	$28,289	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	11%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	money-expert	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Prosper Funding
This loan will be used to finance other higher interest Prosper Loans.

I'm new to Prosper, and plan to be mostly a Lender. However I think the best way to understand how the marketplace works is to 'put skin in the game'. I'm a good candidate for the loan as I have little debt other than my mortgage, my credit cards are paid off in full monthly, and I have additional sources of liquidity. Depending upon the interest rate on this loan, I will likely pay it off early, however if it is an attractive rate, I may use it to fund additional lending to other Prosper borrowers.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417463
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.17%	Starting borrower rate/APR:	25.17% / 27.74%	Starting monthly payment:	$59.77

Auction yield range:	11.27% - 24.17%	Estimated loss impact:	10.59%
Lender servicing fee:	1.00%	Estimated return:	13.58%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1994	Debt/Income ratio:	2%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	2 / 1	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	13	Length of status:	2y 6m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 3	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	wacowgirl	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
wanting to take a vacation with kid
Purpose of loan:
This loan will be used to take a vacation with my daughter.  This is something that we haven't been able to do because of work on no money. We are needing some together time, she is now 16 years old.
My financial situation:
I am a good candidate for this loan because I would like a second chance.
Monthly net income: $ 2500.00

Monthly expenses: $
  Housing: $
  Insurance: $ 135.00
  Car expenses: $ 440.
  Utilities: $ 130.00
  Phone, cable, internet: $ 200.00
  Food, entertainment: $ 250.00
  Clothing, household expenses $ varies
  Credit cards and other loans: $
  Other expenses: $ 400.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417475
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.37%	Starting borrower rate/APR:	28.37% / 30.72%	Starting monthly payment:	$498.76

Auction yield range:	11.27% - 27.37%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1970	Debt/Income ratio:	43%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	16 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	45	Length of status:	3y 9m
Amount delinquent:	$0	Revolving credit balance:	$42,594	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	industrious-kindness	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Payoff paydays loans and credit car
Purpose of loan:
This loan will be used to pay off payday loans and 2 credit cards.  Because of the high interest rate on the payday loans, I'm finding myself struggling to the payday loans as well as my day to day expenses.  I've always prided myself on paying my bills on time and retaining a decent credit score, but I find myself struggling to maintain and keep my head above water.  By paying off the payday loans and 2 of my credit cards, I will be able to pay the lender of this loan back and focus on increasing the credit score I've worked so hard far.
My financial situation:
I am a good candidate for this loan because I've always paid my bills on time until I started with payday loans thinking I could pay them off in a timely manner and maintain the responsibility of paying my bills on time.

Monthly net income: $ 4200.00

Monthly expenses: $
  Housing: $ 1050.00
  Insurance: $ 200.00
  Car expenses: $ 376.00
  Utilities: $ 400.00
  Phone, cable, internet: $ 200.00
  Food, entertainment: $ 300.00
  Clothing, household expenses $ 200.00
  Credit cards and other loans: $ 7000.00 ($6000.00 a month in interest for payday loans)
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417477
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,750.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	24.50%	Starting borrower rate/APR:	25.50% / 27.81%	Starting monthly payment:	$390.24

Auction yield range:	17.27% - 24.50%	Estimated loss impact:	26.41%
Lender servicing fee:	1.00%	Estimated return:	-1.91%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jun-1996	Debt/Income ratio:	28%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	3y 6m
Amount delinquent:	$0	Revolving credit balance:	$5,233	Occupation:	Tradesman - Electri...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	100%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	mdellison	Borrower's state:	Oregon	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 3	On-time:	33 ( 94% )	660-680 (Latest)
Principal borrowed:	$5,750.00	< mo. late:	2 ( 6% )	640-660 (Nov-2007) 600-620 (Mar-2007) 540-560 (Aug-2006) 520-540 (Jul-2006)
Principal balance:	$1,469.48	1+ mo. late:	0 ( 0% )
Total payments billed:	35
Description
Proven Prosper Borrower!
FIRST: I have completed two successful loans on Prosper and am current on the third. The two late payments were resolved immediately.

ABOUT ME: I am 31 years old, married with two children, ages five and three. I purchased my first home in October '06.  I work full-time as a union electrician and also work on weekends bartending. My wife works full-time as a mother of two, as well as being a full-time student. She also works part-time in retail sales.

WHAT I WILL DO WITH THE MONEY LOANED TO ME: I took a personal loan from a financial institution at a rate much higher than I wanted. Most of this loan will go to refinance that $5500 loan. The rest will pay off my current Prosper loan and a Chase/Wamu Credit card which just had the interest rate almost doubled for no reason at all.

HERE ARE MY MONTHLY FINANCIAL DETAILS:
Net income after payroll deductions from all sources: $5300
Spouse's Income: $600
Total monthly family Income $5900
Mortgage/Rent: $1300
Phone: $100
Electricity & Water: $200
Car Loan and Operating Expenses: $400
Food: $ $400
Insurance: $150
Cable/Internet: $80
Clothing, expenses for children, etc. $300
Student Loans:  $70
Home Improvements:  $200
Other Bills: Approx. $600
Total Monthly Expenses : Approx. $3800
I will have approximately $2000 left to make the payments on my Prosper loan.

CLOSING REMARKS TO LENDERS: This loan will make my life a little less hectic. All of the credit debt that this will consolidate are payed on time and in good standing
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417485
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$565.13

Auction yield range:	17.27% - 20.00%	Estimated loss impact:	19.13%
Lender servicing fee:	1.00%	Estimated return:	0.87%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jan-1981	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	8 / 7	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	20	Length of status:	3y 0m
Amount delinquent:	$0	Revolving credit balance:	$37,250	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	65%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	cerebral-marketplace	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
WANTED! Decent interest rate!
Purpose of loan:
This loan will be used to pay off a high interest rate credit card.
My financial situation:
I am a good candidate for this loan because I make all monthly payments and am not late.  Further, I am in the process of refinancing my home loan, so that payment will be about $500 less per month than it is now and I will have no trouble continuing to make monthly payments.  The "special" interest rate terms on a credit card has just expired and I would really like to avoid paying very high interest rates.  We own and operate a family fitness center and it continues to grow.  My husband is very busy with personal training - averaging 8 sessions per day!  I work the front desk, plus handle all accounting, administrative and even janitorial duties...  We don't have children, so it is just the two of us.  We may not have chosen the best timing to open our own business, but it has been successful so far.  Thank you for your consideration.  I can furnish more information as needed.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417495
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$904.72

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-2000	Debt/Income ratio:	24%
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	11y 6m
Amount delinquent:	$0	Revolving credit balance:	$23,666	Occupation:	Fireman
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	worth-oyster	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
The purpose of this loan is to consolidate my credit card debt into one loan and payoff all credit card debt. I've been employed as a fireman for under twelve years. I also work as a carpenter parttime. My bills as of now include rent four hundred a month cable bill thirty two dollars a month.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417513
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$18,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$836.87

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-1990	Debt/Income ratio:	79%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	4y 7m
Amount delinquent:	$0	Revolving credit balance:	$33,244	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	lisameow	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	680-700 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	660-680 (Apr-2009) 640-660 (Jan-2008) 640-660 (Oct-2007)
Principal balance:	$5,278.21	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
The Taxman wants to get paid!
This loan will be used to pay for property taxes on a rental property. Monthly rent is $3000/month. I've invensted in Prosper myself (current amount is over $5K).

I'm a good candidate for this loan because I've been current on my obligations for over 7 years. Before this, I was late many times due to job loss and a move, but eventually everyone was paid what was owed. I am current on my other loan w/Prosper for over 17 months.

I cannot include my husband's income (over $500,000/year on tax returns).  We are in the process of paying off other debts (credit cards, auto loans and mortgage) with our savings.

I have one other investment property which brings in $1275/month.  I am a Gold Power Seller on eBay and make an average of $1000-$1500/month in profits.  Finally, I am involved with a company called Ignite, that is partnered with Stream Energy.  This part of my income stream grows every month, but I usually make $400/month, at least.  For verification, I can send any interested person my website.

I try very hard to take care of my obligations. I will stop at nothing to make sure this loan is paid.

Monthly net income: $3775 (on average)

Housing: $2200 (husband pays)
Insurance: $500 (husband pays)
Car: $500 (husband pays)
Utilities: $600 (husband pay)
Phone, cable, internet: $100
misc: $250
credit cards: $700 (including $350 Prosper payment)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417515
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	May-1996	Debt/Income ratio:	4%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	3 / 3	Employment status:	Part-time employee
Now delinquent:	2	Total credit lines:	16	Length of status:	4y 7m
Amount delinquent:	$575	Revolving credit balance:	$293	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	credit-lion1	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
young widow in need of auto repairs
Purpose of loan:
This loan will be used to? get car repairs from a shop since I no longer have my husband to do them

My financial situation:
I am a good candidate for this loan because? I work part time and am back in school now for Nursing since my 38 yr old husband passed away from Leukemia in 2007.  I own a 2 flat and thus far have been able to maintain a perfect payment record.  In addition to rental income, I receive guaranteed monthly income from social security and a union pension.

Monthly net income: $ 4364

Monthly expenses: $
  Housing: $ 2128
  Insurance: $
  Car expenses: $ 270
  Utilities: $ 1000
  Phone, cable, internet: $ 200
  Food, entertainment: $ 400
  Clothing, household expenses $
  Credit cards and other loans: $
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417517
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	22.70%	Starting borrower rate/APR:	23.70% / 25.99%	Starting monthly payment:	$195.38

Auction yield range:	14.27% - 22.70%	Estimated loss impact:	15.72%
Lender servicing fee:	1.00%	Estimated return:	6.98%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Feb-2004	Debt/Income ratio:	73%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	14 / 13	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	4y 8m
Amount delinquent:	$0	Revolving credit balance:	$14,188	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	73%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	lilsan23	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	620-640 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	620-640 (Feb-2008) 600-620 (Dec-2007)
Principal balance:	$3,080.44	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
pay off high interest credit cards
Purpose of loan:
This loan will be used to pay off seven of my high interest credit cards, that i opened as a teenager. Being able to consolidate all my bills into one payment will be very helpful. By consolidateing my bills this will allow me to finish college, move out, and start my carrer as a elementary school teacher.

My financial situation:
I am a good candidate for this loan because i am a very responsible person. I always pay my bills on time and have never missed a payment. i manage my money an spend it wisely, i work part time at a day care and make enough to get by.  I still live with my parents who are very supportive of my situation, and help me out in many ways. By making the minimum payments on my credit cards its not allowing me to pay them off.

Monthly net income: $ 1,200

Monthly expenses: $
  Housing: $ 0.00
  Insurance: $ 0.00
  Car expenses: $ 0.00
  Utilities: $ 0.00
  Phone, cable, internet: $ 0.00
  Food, entertainment: $ 30.00
  Clothing, household expenses $ 30.00
  Credit cards and other loans: $ 400.00
  Other expenses: $ 0.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417519
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.50%	Starting borrower rate/APR:	8.50% / 10.59%	Starting monthly payment:	$126.27

Auction yield range:	4.27% - 7.50%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	5.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Sep-1996	Debt/Income ratio:	23%
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$52,545	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	19%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	money-watcher	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	9 ( 100% )	720-740 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	740-760 (Oct-2008)
Principal balance:	$173.37	1+ mo. late:	0 ( 0% )
Total payments billed:	9
Description
Getting A Better Rate & Investing
Purpose of loan: I am so happy to see Prosper back to lending. I have been a very happy customer of Prosper and am 2 payments away from paying off my current loan.  Actually, I would have paid the loan off already but I want to give the people who bid a chance to make more $. This loan will be used to get a better rate than my Chase card.  My interest went to 8.99%.  I'm pretty sure they'll raise the rate even more as they get closer to the introduction of new credit card rules...I'd rather pay you the interest. The amount that I will use to pay Chase is about $3,500.  The balance of $500 will be used to invest in a tiny bit of inventory for my online business. It's been going well so far.  I don't know if I can link to it from here so I won't.

Why I'm good for the money and for Prosper:  As you can see my current loan has no issues. I refinanced a HELOC for my mom ($50K) to get a better rate for her so the balance shown as open is almost entirely the HELOC.  Her interest rate went from 5.65% down to Prime minus 0.125%, currently 3.125%.  That really worked out great and saves hundreds of dollars each month, but my credit score took a big 60 poiny hit since then.  Remember though, Prosper rates me a 10 out of 10 so I'm a safe bet for this loan!  I make the minimum payment for my mom and she pays down the principle.

My finances: My financial situation is below.  I am not including my current Prosper loan since I can pay it off at any time. I'm also not including income from the website since it all depends on what I sell that month.

Monthly Finances:
Net Income: $2700
Rent: $0  I live with better half
Car: $445  (Ends 02/10)
Insurance: $125
Student Loans: $275
Chase: $120
HELOC: $125
Personal Loan: $400 (Ends 11/09)
Fixed Expenses Total: $1,490 Oh, and from my first loan, wouldn't you know that the Bowflex is now a glorified cat bed.  I knew that would happen.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417521
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Apr-1992	Debt/Income ratio:	34%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	19 / 16	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	70	Length of status:	3y 3m
Amount delinquent:	$219	Revolving credit balance:	$4,754	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	81%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Homeownership:	No
Inquiries last 6m:	3
Screen name:	security4002	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	51 ( 100% )	640-660 (Latest)
Principal borrowed:	$9,500.00	< mo. late:	0 ( 0% )	620-640 (Mar-2008) 620-640 (Dec-2007) 620-640 (Nov-2007) (Mar-2006)
Principal balance:	$3,556.93	1+ mo. late:	0 ( 0% )
Total payments billed:	51
Description
Vaction & Pay 2 credit cards off
Purpose of loan:
This loan will be used to? pay off a few high rate credit cards,and 2 student loans that i have. The rest of this loan will go into the bank and hopefuly i will use the rest for a down payment for a new house.

My financial situation:
I am a good candidate for this loan because? I pay on time and i work very long and hard for my money. I don't like to stiff others out of what they are owed. I"m good for it. All my bills get paid on time and my freedom is great. Plus I am current on one of my loans from Prosper. Plus paid off one loan already. The proposal for loan is not just for my credit cards and bills. It's also for maybe taking a vaction which i do need.

Monthly net income: $ 5,000

Monthly expenses: $
  Housing: $  300.00 To Mother And Dad.
 Insurance: $  95.00
  Car expenses: $ 35.00 for gas
  Utilities: $  30.00
  Phone, cable, internet: $ 24.95 for cable,phone 39.00
  Food, entertainment: $ 125.00
  Clothing, household expenses $
  Credit cards and other loans: $ 2,850  Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417523
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Feb-1994	Debt/Income ratio:	31%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	13 / 8	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	49	Length of status:	3y 0m
Amount delinquent:	$965	Revolving credit balance:	$11,270	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	harmonious-durability	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to catch up with my mortgage payments, which sadly I am two months behind on and behind on one car payment. I have no excuse but I unfortunately got myself into this predicament when my dog got very ill with extremely dangerous bladder stones back in February... of course didn't have pet insurance for her when she needed to have surgery.  I didn't know what to do at the time I took her to the emergency room so the vet did surgery on her and $4000 later, which I had to paid upfront for every visit, I took from Paul to give to Peter and now I'm in this state.  I 'm looking for a helping hand to provide me some relief just so I can get back on my feet once again. Thank you for taking the time to review my profile, I'm embrassed that I 'm even completing this form. Lucy is good these days!

My financial situation:
I am a good candidate for this loan because I have a good reliable and solid job.  I am very good employee and I am a  very hard worker, with a steady monthly income coming in every end of the month.  I have been with my company for over 5 yrs and in my current position for 3 yrs.

Monthly net income: $ 4800

Monthly expenses: $
  Housing: $ 1470 ($975 mortgage + $495 assessments)
  Insurance: $ 123.00
  Car expenses: $ 438.00
  Utilities: $ 30
  Phone, cable, internet: $ 110
  Food, entertainment: $ 250
  Clothing, household expenses $ 200
  Credit cards and other loans: $ 733
  Other expenses: $50 (dog expenses), $100 (gas), $200 (parking space) total:$350
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417525
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$565.45

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Apr-1982	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-780 (Jul-2009)	Current / open credit lines:	17 / 17	Employment status:	Self-employed
Now delinquent:	2	Total credit lines:	28	Length of status:	2y 0m
Amount delinquent:	$0	Revolving credit balance:	$14,092	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	72%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	19	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	creative-cash	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Building
Purpose of loan:
This loan will be used to
Reduce credit  card balances and prepare me to move forward with a plan to improve my business. I own a business coaching franchise and want to implement marketing to increase my customer base. It is my intention to repay this loan as quickly as possible. My company's web page http://www.thegrowthcoach.com

My financial situation:
I am a good candidate for this loan because? I have a viable business with strong potential and a great marketing strategy. I also have maintained a good credit rating, paying all my bills in a timely manner. I made mistakes in the past that are now impacting my ability to get funding for my business. I am committed to moving towards significantly lowering my personal debt. I have the income to repay this debt.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417527
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.49%	Starting borrower rate/APR:	27.49% / 30.10%	Starting monthly payment:	$61.63

Auction yield range:	11.27% - 26.49%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Dec-1986	Debt/Income ratio:	27%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	10 / 7	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	24	Length of status:	6y 2m
Amount delinquent:	$1,177	Revolving credit balance:	$8,386	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	49%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	moctryman	Borrower's state:	Missouri	Borrower's group:	1st and BEST for Loans
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	9 ( 100% )	660-680 (Latest)
Principal borrowed:	$5,500.00	< mo. late:	0 ( 0% )	700-720 (Apr-2009) 660-680 (Sep-2008) 660-680 (Jul-2008) 660-680 (Jan-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	9
Description
Paying off credit debt
Purpose of loan:
This loan will be used to pay off bill.

My financial situation:
I am a good candidate for this loan because I have never defaulted on a loan also with my tax return I pay off more debt each year.  I also own a company which is about $1000.00 more income each month.

Monthly net income: $ 3044.16
Monthly expenses: $
  Housing: $ 1195.00
  Insurance: $ 109
  Car expenses: $ 100
  Utilities: $ 169
  Phone, cable, internet: 100
  Food, entertainment: $ 100
  Clothing, household expenses $
  Credit cards and other loans: $50.00
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417531
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	14.97%	Starting borrower rate/APR:	15.97% / 18.15%	Starting monthly payment:	$210.85

Auction yield range:	6.27% - 14.97%	Estimated loss impact:	5.26%
Lender servicing fee:	1.00%	Estimated return:	9.71%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jun-2002	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-780 (Jul-2009)	Current / open credit lines:	6 / 6	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	17	Length of status:	5y 1m
Amount delinquent:	$0	Revolving credit balance:	$38,123	Occupation:	Tradesman - Carpent...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	52%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	CurlyMaple	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Growing a Business
Hello,

 I have a successful hardwood flooring company and always pay my bills on time.  As you can see, I have never had a 30 day late once on my credit.  The following is a summary of the investment division I am starting.  This business involves acquiring charged off credit card debt and collecting those assets by means of third party collection agencies.  We have identified a unique opportunity to capitalize on an enormous amount of charged off loans coming out of the major banks over the next three to five years.  The unique market opportunity is the ability to purchase these assets at a lower than normal price and thus higher than normal profits.  The nature of the business is to submit bids for the purchase of charged off credit card loans. Once a pool of loans is acquired, it will be placed for collection with a third party collection agency, which will collect the accounts for a contingency fee.

 Typical collection activities, as practiced by most collection agencies, are to pursue an aggressive dialogue with customers.  The Applied Psychology strategy takes a different approach with the customer. The mantra is ?Polite. Professional. Persistent.? While the confrontational strategy is more like war, where there is one winner and one loser, the Applied Psychology strategy looks for a win-win solution where both parties can feel good about the resolution.  Not only is this a proven model that works well and avoids regulatory problems, it is good business and actually translates over to higher returns.

As each loan pool is reviewed, it will be assessed for estimated collectability. The bid submitted will not be greater than one-third of the estimated collectability. This allows a margin great enough to cover collection costs, financing costs and profit margin plus a reserve contingency.

A typical example is:  Purchase a $5000 portfolio.  Place with 3rd party collection agency.  They collect roughly $15000 over a period of 6-18 months.  $5000 to cover portfolio cost, $5000 to collection agency (they take 1/3) $5000 left to cover financing cost and expenses, remainder equals profit.

This literally is an opportunity that comes around only once in a generation.

The main reason I am seeking this loan is to purchase the first portfolio to establish proof of concept and grow from there.  I am a great candidate for this loan because I have a stable company, my credit score is very high, I have never missed a payment, and if it takes longer than expected to liquidate the portfolio I will still be just fine because this loan amount is so small that my business can easily support the debt.

Thank you for bidding!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417533
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$217.73

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Sep-1993	Debt/Income ratio:	Not calculated
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	8 / 5	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	2y 6m
Amount delinquent:	$0	Revolving credit balance:	$6,025	Occupation:	Student - Community...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	85%	Stated income:	$0
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	myststix	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	36 ( 100% )	660-680 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	680-700 (Oct-2008) 640-660 (Jul-2008) 660-680 (May-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
Loan to Purchase Captial Equipment
Hello, have recently paid off one of the earliest Prosper.com loans, Loan #975, never having missed a payment and without a single late payment!
I stated in my original loan request, that I would come back to the community that helped to further increase my business. I?ve expanded into multimedia development, which crosses from traditional web service into print work and design,  interactive DVD/CD media development (training videos). Several web applications are also in development, with several programmers engaged.
Among the purchases this loan will finance is the purchase a studio-quality DV-digital camera & an automated thermal DVD printer.I plan on selling my original Telelex duplicator & keeping the duplicator that was purchased with my first loan. This will allow me to expand into the lucrative short-run duplication business and the equally lucrative video production and video-transfer business. I already have the software and computer equipment required. This new equipment will do everything the old one did & more.
I made several years of successful, on-time payments with my previous loan, which has been completely paid off. I have many years positive payment history with Discover, Sam?s Club credit, HSBC and Citibank. I also have an educational loan that has been current for many years (almost ten years actually). My personal expenses are minimal, approximately $2000 a month. I am also a full-time list student in my last semester at St. Phillips College.
My credit rating has increased in since my last loan. Despite these hard times, I have comfortably made all my payments on time. What makes a statement to my stability is that several of my credit card issuers have increased my credit lines, despite the current credit crunch. My utilization is low (floats between 40-70%)  and I make  WAY more than my minimum payments. I've also paid off several high-interest department credit cards. I'm a homeower as well, with nine years fixed residence.

I'm experienced in the fields I'm persuing (software & multimedia development) I know who to ask if I don't know something or need advice. I'm carefully investing this money. I'm hoping my positive credit history & good payment practices help me save vs. borrowing from high-interest credit cards.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417535
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$185.82

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Sep-2001	Debt/Income ratio:	75%
Credit score:	600-620 (Jul-2009)	Current / open credit lines:	11 / 10	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	3y 1m
Amount delinquent:	$0	Revolving credit balance:	$6,026	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$1-$24,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	2
Screen name:	azn12luv	Borrower's state:	NewYork	Borrower's group:	HARD MONEY LOANS
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	600-620 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	640-660 (Mar-2008)
Principal balance:	$1,248.46	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Paying off debt.
Purpose of loan:
The purpose of this loan is to pay down my debt in medical finances and credit cards.

My financial situation:
I am a good candidate for this loan because I am a college graduate still living at home and have realized my responsibility to start over and better my finances by getting rid of my debt to rebuild my credit for my future. Even though I work in retail I will be responsible by making payments on time because I have very few expenses and knowing how important this loan would be in helping me with my finances. I understand my listing may not seem appealing since my credit score is bad, but I already have one loan from Prosper and my all my payments as of yet have been on time. I'm very responsible when it comes to my payments. I really do hope you can help me out. Thank you for your time and patience.

Monthly net income: $ 475

Monthly expenses: $
  Housing: $ 0
  Insurance: $ 0
  Car expenses: $ 0
  Utilities: $ 0
  Phone, cable, internet: $ 0
  Food, entertainment: $ 25
  Clothing, household expenses $ 25
  Credit cards and other loans: $ 6,000 to pay off
  Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417537
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	15.00%	Starting borrower rate/APR:	16.00% / 18.18%	Starting monthly payment:	$527.36

Auction yield range:	8.27% - 15.00%	Estimated loss impact:	8.34%
Lender servicing fee:	1.00%	Estimated return:	6.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Mar-1989	Debt/Income ratio:	34%
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	17 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	1y 10m
Amount delinquent:	$0	Revolving credit balance:	$101,799	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	66%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	generosity-elevator	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off some high interest loans
Purpose of loan:
This loan will be used to pay off some high interest loans.  I needed to get some money for a good investment awhile back and took out high interest loan.

My financial situation:
I am a good candidate for this loan because the business is solid and growing.  Been in business since 2006 and continues to grow.

Monthly net income: $ 9,000

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417541
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1994	Debt/Income ratio:	32%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	5y 6m
Amount delinquent:	$0	Revolving credit balance:	$3,670	Occupation:	Nurse (LPN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	sammy2221	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	680-700 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	0 ( 0% )	640-660 (Oct-2008) 640-660 (Dec-2007)
Principal balance:	$476.51	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
finish remodel project
Purpose: We are 85 percent complete. We need help to continue this project so we can updated our mortgage, avoid paying building permit renew costs and be able to insulate the new aadition before the snow arrives.

My financial situation: I work very hard , my wife is a Nurse and so am I. I have been workimg 90 hours a paycheck to complete this Dream. We will not let ourselves down nor will we let any investor down! Please check our payment history!

(explain why you are a good candidate for paying back this loan)

Monthly net income: $ 2500

Monthly expenses: $
  Housing: $ 200
  Insurance: $ 55
  Car expenses: $ 100
  Utilities: $ 120
  Phone, cable, internet: $ 30
  Food, entertainment: $
  Clothing, household expenses $
  Credit cards and other loans: $ 400
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417547
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-1995	Debt/Income ratio:	10%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	9y 1m
Amount delinquent:	$0	Revolving credit balance:	$2,815	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	75%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	compassion-path	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Remodeling my Bills!!
Purpose of loan:Debt consilidation
This loan will be used to?pay off bills with a high interest rate so I can simply have one easy payment. My goal is to have my savings built back up and be able to remodel my kitchen!!

My financial situation:Is better than alot of people right now. To be honest I have made a couple high interest purchases and could use a little help to get back on track.
I am a good candidate for this loan because I have had the same great job for over 9 years. I have had a nice house with my family for over 3 years and have not been late with even 1 payment. I also feel that my rating should be higher due to my reliable payment history with all my bills and because I have only 1 credit card with a balance of less than $300.00. Thank you for taking the time to review my information.

Monthly net income: $ 2500.00

Monthly expenses: $
??Housing:750
??Insurance: 125
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $50
??Food, entertainment: $150
??Clothing, household expenses $
??Credit cards and other loans: $50
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417549
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.42%	Starting borrower rate/APR:	10.42% / 12.53%	Starting monthly payment:	$97.39

Auction yield range:	4.27% - 9.42%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-2002	Debt/Income ratio:	10%
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	6y 4m
Amount delinquent:	$0	Revolving credit balance:	$37,882	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	84%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	efficient-fairness	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Good Bye Debt!
Hello,
I have great credit. I own two properties. I have never been late on any credit card payments but that has not prevented credit card companies to raise my rates or close my accounts. This loan would help me payoff a high interest credit card.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417553
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$723.05

Auction yield range:	8.27% - 17.00%	Estimated loss impact:	8.89%
Lender servicing fee:	1.00%	Estimated return:	8.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-1975	Debt/Income ratio:	51%
Credit score:	760-780 (Jul-2009)	Current / open credit lines:	21 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	50	Length of status:	4y 6m
Amount delinquent:	$0	Revolving credit balance:	$17,311	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	28%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	cozy-value	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off credit cards
Purpose of loan:
This loan will be used to? pay off credit cards.

My financial situation:
I am a good candidate for this loan because? I am an honest, dependable individual who let myself accumulate debt by being careless.  I have also made some poor buying decisions in the past, including a vehicle that I owe 3 more years on.  I have more than enough life insurance to cover this debt if I were to die before it is paid off.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417555
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	20.67%	Starting borrower rate/APR:	21.67% / 23.93%	Starting monthly payment:	$152.08

Auction yield range:	8.27% - 20.67%	Estimated loss impact:	8.48%
Lender servicing fee:	1.00%	Estimated return:	12.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	May-1998	Debt/Income ratio:	28%
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	1y 8m
Amount delinquent:	$0	Revolving credit balance:	$1,494	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	Fireman17	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	700-720 (Latest)
Principal borrowed:	$12,000.00	< mo. late:	0 ( 0% )	680-700 (May-2008)
Principal balance:	$8,491.51	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Paying off Credit Cards
Purpose of loan:
Husband had surgery earlier this year. This money will consolidate and pay off balances owed on several medical bills.

My financial situation:
Financial situation is good.I am a good canidate because I am great at sticking things out. I have been in the same field of work for 20 years. I was with my first employer 15 years and switched companies for a promotion in my field working with a previous manager. My husband has been on his job for the last 8 years.
Monthly net income: $ 4400.00

Monthly expenses: $
  Housing: $ 1500.00
  Insurance: $ 180.00
  Car expenses: $ 308.00
  Utilities: $ 350.00
  Phone, cable, internet: $ 150.00
  Food, entertainment: $ 500.00
  Clothing, household expenses $ 200.00
  Credit cards and other loans: $ 495.00
  Other expenses: $ 50.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417561
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.17%	Starting borrower rate/APR:	26.17% / 28.49%	Starting monthly payment:	$363.43

Auction yield range:	11.27% - 25.17%	Estimated loss impact:	10.62%
Lender servicing fee:	1.00%	Estimated return:	14.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-1982	Debt/Income ratio:	31%
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	8y 11m
Amount delinquent:	$0	Revolving credit balance:	$407	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	4%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	tolerant-exchange	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit card and car
Purpose of loan:
This loan will be used to? To pay off credit card and car

My financial situation:
I am a good candidate for this loan because?
I will repay.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417563
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$190.95

Auction yield range:	17.27% - 21.00%	Estimated loss impact:	19.19%
Lender servicing fee:	1.00%	Estimated return:	1.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	5 / 5	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	16	Length of status:	2y 6m
Amount delinquent:	$0	Revolving credit balance:	$6,562	Occupation:	Tradesman - Plumber
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	91%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	tigerwoods9	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	23 ( 100% )	700-720 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	660-680 (Sep-2008) 660-680 (Mar-2008) 700-720 (Aug-2007)
Principal balance:	$2,047.81	1+ mo. late:	0 ( 0% )
Total payments billed:	23
Description
Child needs braces - 715 Creditscor
Purpose of loan:
This loan will be used to pay for braces for my daughter.  Being self employed means I carry my own insurance and we do not have dental coverage.  Even when I did have employer-sponsored dental, it only covered $1000 of orthodontics.  The braces are $6,000

My financial situation:
I am a good candidate for this loan because I have a perfect payment history with prosper and my credit is above average.  Prosper assigns an HR based upon my self-employment status, which will make it extra challenging for me to get the loan.  If you are a lender who is looking for a good risk with your money, please know that you can trust me.

Monthly net income: $ 8000

Monthly expenses: $
  Housing: $ 2500
  Insurance: $ 200
  Car expenses: $ 1000
  Utilities: $ 300
  Phone, cable, internet: $ 270
  Food, entertainment: $ 1000
  Clothing, household expenses $ 500
  Credit cards and other loans: $ 450
  Other expenses: $ 850
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417571
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,999.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.17%	Starting borrower rate/APR:	26.17% / 28.49%	Starting monthly payment:	$403.77

Auction yield range:	11.27% - 25.17%	Estimated loss impact:	10.62%
Lender servicing fee:	1.00%	Estimated return:	14.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1998	Debt/Income ratio:	46%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	4y 10m
Amount delinquent:	$0	Revolving credit balance:	$110,227	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	HonestinLakewood	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 100% )	680-700 (Latest)
Principal borrowed:	$9,999.00	< mo. late:	0 ( 0% )	680-700 (Aug-2008)
Principal balance:	$7,486.32	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
Paying off my debt cards!
Purpose of loan:
This loan will be used to pay off  some of my high interest credit cards, so I can  keep more of the money i earn to take care of my wife and three kids rather than ship it to the credit card companies every month.

My financial situation:
I make a good living and am never late on any of my credit card bills. I would just rather pay them less every month, or nothing at all!

Monthly net income: $ 6000(or more, as I also receive commisions besides my salary)

Monthly expenses: $
  Housing: $1900
  Insurance: $ 500
  Car expenses: $ 600
  Utilities: $ 450
  Phone, cable, internet: $ 50
  Food, entertainment: $ 350
  Clothing, household expenses $ 200
  Credit cards and other loans: $ 1300
  Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417573
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.42%	Starting borrower rate/APR:	11.42% / 13.54%	Starting monthly payment:	$197.63

Auction yield range:	4.27% - 10.42%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Nov-1994	Debt/Income ratio:	6%
Credit score:	760-780 (Jul-2009)	Current / open credit lines:	18 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	0y 10m
Amount delinquent:	$0	Revolving credit balance:	$8,660	Occupation:	Attorney
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	55%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	8	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	trade-telescope	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off a couple of high interest credit cards.  20% plus interest is just ridiculous.

My financial situation:
I am a good candidate for this loan because I am responsible with my finances and I have sufficient income to repay this loan.  I'm only looking to borrow just what I need to pay off the credit cards so I can stop throwing money away to unreasonably high interest rates.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417575
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$904.72

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Mar-2007	Debt/Income ratio:	35%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	2y 9m
Amount delinquent:	$0	Revolving credit balance:	$23,418	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	73%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	phenomenal-greenback	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my credit cards
Purpose of loan:
This loan will be used to? pay off my credit cards

My financial situation:
I am a good candidate for this loan because? I pay my monthly house mortgage and car amortization on time.

Monthly net income: $ 5,000.00

Monthly expenses: $
  Housing: $ 2490.96
  Insurance: $ 180
  Car expenses: $ 500
  Utilities: $ 3250
  Phone, cable, internet: $ 100
  Food, entertainment: $ 200
  Clothing, household expenses $ 100
  Credit cards and other loans: $ 1000
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417577
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$544.32

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Nov-1990	Debt/Income ratio:	30%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	13 / 9	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	25	Length of status:	19y 0m
Amount delinquent:	$129	Revolving credit balance:	$9,359	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	established-capital	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to?
pay off 3,400 balance for vehicle, 9,500 to pay off all credit cards, 7,000 to pay off thrift savings loan, 2,000 to pay off payday loans, and rest will be put in savings for emergency payments on this loan.
My financial situation:
I am a good candidate for this loan because?
I have a job with the Navy, I pay 1,000 dollars a month for current credit bills, I have not failed to pay current credit bills. I have an associates degree and am working on a bachelors for history teacher.
Monthly net income: $
4,400
Monthly expenses: $
  Housing: $ 1,107.80
  Insurance: $ 100
  Car expenses: $ 221.00
  Utilities: $ 750.00
  Phone, cable, internet: $ 60.00
  Food, entertainment: $ 200.00
  Clothing, household expenses $ 60.00
  Credit cards and other loans: $ 800.00
  Other expenses: $ 50.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417587
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$248.80

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Oct-1989	Debt/Income ratio:	34%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	29	Length of status:	17y 2m
Amount delinquent:	$308	Revolving credit balance:	$1,830	Occupation:	Tradesman - Mechani...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	59%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	14	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	ck8243	Borrower's state:	Indiana	Borrower's group:	1st and BEST for Loans
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 86% )	620-640 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	2 ( 14% )	640-660 (Apr-2008) 560-580 (Feb-2008) 540-560 (Jan-2008) 540-560 (Dec-2007)
Principal balance:	$2,203.62	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Home Improvements Needed
First and foremost, THANK YOU you for believing in me and funding my last loan fully.  As you will see from my history these payments have been made timely and I have not been deliquent. The two payments that are showing less than 30 days late were due to a bank posting issue and the payments were corrected within twenty fours hours.  I am hoping that the Prosper community is willing to take a risk on me again, as I need to desparately update the well/septic system at our home, and finish a basement remodel so that my mother-in-law can move in with us.

Below is our current budget, as you can see we will have no problem taking on the new prosper payment if we are fully funded. I have been with the same employer for seventeen years, and our household income last year was $141,000.00.  The only reason I need to finance this right now is because my employer had cut back my hours and I am not working any overtime.  I used the overtime money to fund these types of activities in our household.

Once again, thank you for taking the time to review my listing.  I hope I earn your trust, and we are able to do business together.

Budget
House $1,190.00
Trailer Payment $229.95
Truck Payment $460.00
Insurance-Cars/Life $535.14
Utilities/and phone bills: $629.00
GMAC-2nd Mortgage $225.82
Credit Cards: $150.00
Cobalt Payment $285.00
Prosper Payment: $260.00-Includes new payment if funded

Total Monthly Bills with loan: $3,965.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417591
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$185.82

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	20.06%
Lender servicing fee:	1.00%	Estimated return:	-1.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-2001	Debt/Income ratio:	31%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$24,845	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	102%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	tcjutr	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	620-640 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	580-600 (Jun-2008)
Principal balance:	$1,996.81	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Debt Consolidation/Student Expenses
Purpose of loan:
Consolidate my current Prosper loan and one other loan at a lower interest rate and pay for a grad school class (I'm not in the Masters program yet, so I don't qualify for subsidized loans until I'm accepted)

My financial situation:
I have my income budgeted out in a realistic manner - still allowing myself to have a life, but while being responsible.? I've been sticking to this budget for the past year with no problem.? The loan would be helpful in reducing my interest rates and helping me further my education

Monthly net income: $ 3500

Monthly expenses: $
??Housing: $? 750
??Insurance: $ 0 (paid by employer)
??Car expenses: $ 0 (public transportation!)
??Utilities: $??130
??Phone, cable, internet: $ 70
??Food, entertainment: $?600
??Clothing, household expenses $ 250
??Credit cards and other loans: $ 600
??Other expenses: $ 250
I am in the rare and fortunate position of having a very secure government job, and I am and always have been current on any and all loans.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417595
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$272.16

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Nov-1992	Debt/Income ratio:	40%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	37	Length of status:	1y 4m
Amount delinquent:	$557	Revolving credit balance:	$26,785	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	stick1227	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit vards
Purpose of loan:
This loan will be used to?
Pay off credit cards
My financial situation:
I am a good candidate for this loan because?
because I always pay my bills
Monthly net income: $
4500
Monthly expenses: $
  Housing: $ 950
  Insurance: $ 100
  Car expenses: $ 660
  Utilities: $ 80
  Phone, cable, internet: $ 100
  Food, entertainment: $ 200
  Clothing, household expenses $ 100
  Credit cards and other loans: $ 450
  Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417599
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	7.00%	Starting borrower rate/APR:	8.00% / 10.08%	Starting monthly payment:	$125.35

Auction yield range:	6.27% - 7.00%	Estimated loss impact:	5.10%
Lender servicing fee:	1.00%	Estimated return:	1.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-2000	Debt/Income ratio:	39%
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	8 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	3y 8m
Amount delinquent:	$0	Revolving credit balance:	$1,640	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	26%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	6	Homeownership:	No
Inquiries last 6m:	0
Screen name:	top-poetic-wealth	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my Credit Cards
Purpose of loan:
This loan will be used to?
pay off my credit card debt.  A majority of the credit card debt was created when I was in college.  I earned a perfect 4.0 GPA during my four years of college.  I am a reliable and trustworthy individual.
My financial situation:
I am a good candidate for this loan because?
I am very competitive and I always make sure I succeed in whatever I do.  I will work extremely hard and diligently to pay off this debt once its consolidated.  All of the delinquencies happened when my parents were paying the bills while I was in college.  Since graduating and taking the payments over, I have not missed a payment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417601
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$260.15

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-1985	Debt/Income ratio:	28%
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	22y 0m
Amount delinquent:	$0	Revolving credit balance:	$30	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	Spitfire2	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	740-760 (Latest)
Principal borrowed:	$9,000.00	< mo. late:	0 ( 0% )	700-720 (Apr-2008)
Principal balance:	$3,427.43	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Help to Lower Monthly Payments
Purpose of loan:
This loan will be used to pay off our current high-rate Prosper loan which was taken to settle medical debt following my wife's medical situation. We have paid off all our credit card debt, but we took one Prosper loan at a high rate and want to pay it - and my current Prosper loan - off and a new dental bill. My dental insurance covered only a portion of some bridgework. Both Prosper loans are paid ahead of schedule, and have never missed a payment.

My financial situation:

I am a good candidate for this loan because I have had impeccable credit for the past four and a half years and my wife and I have worked hard to maintain this. Due to her losing her job in 2001 (post 9/11) and having emergency medical issues, we filed bankruptcy in 2005. Prior to that date - and since the date we filed - we have been totally current on ALL bills, and have rebuilt our credit. My wife and I are government employees - she with the state, me with the federal government, and have stable, secure jobs. I've been with the Dept of Defense for 23 years, she with the state for 5 years. We've worked extraordinarily hard to pay off nearly all our debt, and would like to pay this off and cut our interest. With your help, I will be able to accomplish that goal!

I truly don't understand the Prosper scoring - my credit score is good, we have no credit card debt, and yet we're an HR. Go figure. Please give my request consideration any way! Even a payment at an HR score is considerably less than the current bill we have now.

Monthly net income: $ 4800
Monthly expenses: $
Housing: $ 1800
Insurance: $ 100
Car expenses: $700
Utilities: $100
Phone, cable, internet: $200
Food, entertainment: $ 400
Clothing, household expenses $300
Credit cards and other loans: $800 (two Prosper loans only, credit cards paid off)
Daycare $400/month

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417603
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.42%	Starting borrower rate/APR:	9.42% / 11.52%	Starting monthly payment:	$111.98

Auction yield range:	4.27% - 8.42%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.30%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	780-800 (Jul-2009)	Current / open credit lines:	11 / 10	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	25	Length of status:	2y 6m
Amount delinquent:	$0	Revolving credit balance:	$24,052	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	27%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	responsibility-encore	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Opening an Avon Store
Purpose of loan: To open an Avon store in a busy shopping mall in Illinois.
This loan will be used for start-up costs, equipment, rent, inventory, and wages.

My financial situation: My husband is employed full-time as an Electrical Engineer. We will use his salary for all personal living expenses. We have never been late on any payments and are very responsible with paying bills.
I am a good candidate for this loan because I am a true entrepreneur. I love Avon products and have a strong background in marketing. With a degree from University of Illinois at Chicago, I truly believe I will be a successful small business owner.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417605
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	23.00%	Starting borrower rate/APR:	24.00% / 26.29%	Starting monthly payment:	$588.49

Auction yield range:	11.27% - 23.00%	Estimated loss impact:	10.56%
Lender servicing fee:	1.00%	Estimated return:	12.44%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-1997	Debt/Income ratio:	15%
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	13y 4m
Amount delinquent:	$0	Revolving credit balance:	$16,581	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	57%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	hope-glider	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Cards
Purpose of loan:
This loan will be used to pay off my credit cards balances that I incurred while moving out of my ex-wives house and into the house I bought last year.  I had to replace all items that I left behind.

My financial situation:
I am a good candidate for this loan because not only is my credit rating excellent, but in this economy my job is guarenteed.  I work for the Federal Government and am in a position of career permanent.  It is also an agency that governs just debts, which ensures all my debts must be paid, otherwise disciplinary action will be undertaken.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417609
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	12.00%	Starting borrower rate/APR:	13.00% / 15.14%	Starting monthly payment:	$202.16

Auction yield range:	8.27% - 12.00%	Estimated loss impact:	6.76%
Lender servicing fee:	1.00%	Estimated return:	5.24%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1990	Debt/Income ratio:	36%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	17 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	53	Length of status:	9y 4m
Amount delinquent:	$0	Revolving credit balance:	$9,442	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	71%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	28	Homeownership:	No
Inquiries last 6m:	0
Screen name:	worth-revelry	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off 3 Credit Card Bills
Purpose of loan:
This loan will be used to pay off 3 credit card bills.  I am trying to pay down all of my credit cards and only use credit cards when I am able to pay the balance in full each month.

My financial situation:
I am a good candidate for this loan because in the last few months, I have paid off my house (yes, I do not have a mortgage or rent).  And I am now working to pay off other debts.  Currently the only credit card that is being used, and I pay it off in full each month is a credit card my daughter uses for gas, etc.  It only has a $500 limit.

Monthly net income: $ 3,700

Monthly expenses: $2900
  Housing: $ 0  (my house is owned free and clear)
  Insurance: $ 300
  Car expenses: $ 500
  Utilities: $ 300
  Phone, cable, internet: $ 100
  Food, entertainment: $ 500
  Clothing, household expenses $ 100
  Credit cards and other loans: $ 600
  Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417611
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.00%	Starting borrower rate/APR:	8.00% / 10.08%	Starting monthly payment:	$94.01

Auction yield range:	4.27% - 7.00%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	4.89%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Feb-1992	Debt/Income ratio:	19%
Credit score:	760-780 (Jul-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	1y 3m
Amount delinquent:	$0	Revolving credit balance:	$4,466	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	32%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	epic-exchange	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit card
Purpose of loan:
This loan will be used to? pay off my Capital One credit card.

My financial situation:
I am a good candidate for this loan because?I have good credit, good job with no worry's of layoff's.  I am looking for a lower interest rate than what is on the card.  The balance on this card was due to being laid off last year from a job I had been on for 12 years.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417617
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Nov-1993	Debt/Income ratio:	19%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	19	Length of status:	0y 6m
Amount delinquent:	$50	Revolving credit balance:	$0	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	41	Homeownership:	No
Inquiries last 6m:	2
Screen name:	mike_ciglar	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to payback friends and family that I borrowed money from during an unexpected illness.  In July 2008 I had an unexpected illness which caused me to be out of work for 6 months until December 2008.  Upon returning to my job which I worked for 7 years I was informed the company was shutting down.  I quickly found a new job at Bank of America and started in January 2009.  Over the last year my savings was depleted due to the unexpected timing of these events.  I borrowed money from friends and family to make it though, but now they need the money for their personal needs.  I feel it's my duty to try whatever avenues I can to get them their money and take on the debt myself.  I tried the normal avenues of traditional banking with no success.  Prosper was not lending at the time and I let my friends and family know I would try again once Prosper was able to lend again.

My financial situation:
I am a good candidate for this loan because I'm currently employed working full time 40 hours per week.  I have very little debt and my lease for my apartment is up after this month.  I've made arrangements to move in with my Brother rent free until I can payback this loan and put money in the bank as savings.  Before I became ill I was aggressively paying off all of my bills so I could be debt free.  I had everything paid off until the unexpected turn of events happened.  I'm taking the right steps to fullfill my financial duties and need short term help to make this happen.  I plan on paying this loan back within 12 months but hopefully sooner.  After review of my credit, I found out my score is 659 and the $50.00 delinquency is from American Medical Response (ambulance when I went to hospital) and I paid the bill in November of 2008.  It was the only bill they sent directly to me.  The other bills were sent to insurance who never paid the bill and never told me a bill was due.  It still shows delinquent on my credit report.  I sent proof to them tonight 07/13/2009 via email that it was paid on 11/24/2008 and can provide proof to you as well.

Monthly net income: $4,000

Monthly expenses: $ 1295.00
  Housing: $ 0.00 (as of Aug 1st I won't have any rent or mortgage)
  Insurance: $ 50
  Car expenses: $535
  Utilities: $ 40
  Phone, cable, internet: $120.00
  Food, entertainment: $ 500 (I've cut out most entertainment)
  Clothing, household expenses $ 50
  Credit cards and other loans: $ 0.00
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417627
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$929.09

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	May-1989	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	12 / 12	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	34	Length of status:	1y 6m
Amount delinquent:	$0	Revolving credit balance:	$70,647	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	81%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	order-neutron	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Starting Over!! Need to consolidate
Purpose of loan:
This loan will be used to? Pay off my current debt.  I am recently divorced.  I went back to school, became a dog groomer and started my own business.  I have an eight year old son who is the joy of my life and I am finally doing something with my life that makes me happy and I enjoy going to work every day.  After my divorce, I wanted a home for my son, a stable life and good environment.  I also had debt that was split during my divorce and I ended up with some and with some medical bills.  I am a hard worker, I started my own business with little to no money down and I work hard every day to make a good life for myself and my son.  This loan would help me to clear up some debt and be free to live a good life with the little man in my life.

My financial situation:
I am a good candidate for this loan because? I have a guaranted income of $4500.00 a month.  I make my mortgage payments on time every month.  I work hard and even though it has been hard to make ends meet, I always make sure my bills are paid!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417631
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-1988	Debt/Income ratio:	21%
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	15 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	8y 11m
Amount delinquent:	$0	Revolving credit balance:	$53,482	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	27%	Stated income:	$100,000+
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	jdeanwerner	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off High Interest Debt
Purpose of loan:
This loan will be used to?
pay off high interest credit card debt before my wife and I have our 1st child in January 2010.
My financial situation:
I am a good candidate for this loan because I pay my bills on time and have a stable employment history.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417637
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,350.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$106.30

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-2008	Debt/Income ratio:	Not calculated
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	4	Length of status:	3y 2m
Amount delinquent:	$0	Revolving credit balance:	$526	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	10%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	lean-contract	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Important Surgery and Dentist Work
Purpose of loan:
This loan will be used to pay for a surgery that I need done and will also be used towards dentist work.  My boyfriend had to have two important chewing teeth pulled and needs a type of denture, which is rather expensive.  There are also little things here and there, such as the breaks on my car needing work, and some things for my 13 month old son.

My financial situation:
I am a good candidate for this loan because I have always paid my bills on time and will easily be able to pay off this loan.  I cannot get a loan anywhere else because I do not have enough credit history with being so young.

Monthly net income: $ 1,600.00

Monthly expenses: $
  Housing: $ 100.00
  Insurance: $ 0.00
  Car expenses: $ 0.00
  Utilities: $ 40.00
  Phone, cable, internet: $ 0.00
  Food, entertainment: $ 150.00
  Clothing, household expenses $ 50.00
  Credit cards and other loans: $ 150.00
  Other expenses: $ 0.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417639
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	32.50%	Starting borrower rate/APR:	33.50% / 35.93%	Starting monthly payment:	$332.93

Auction yield range:	17.27% - 32.50%	Estimated loss impact:	19.91%
Lender servicing fee:	1.00%	Estimated return:	12.59%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Nov-1986	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	15 / 13	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	31	Length of status:	8y 6m
Amount delinquent:	$0	Revolving credit balance:	$24,327	Occupation:	Investor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	62%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	deal-structure	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay down personal loan
Purpose of loan:
This loan will be used to?
Pay off a High Interest Bank of America Credit line
My financial situation:
I am a good candidate for this loan because?
I have a perfect payment history
Monthly net income: $ 40000

Monthly expenses: $ 15000
??Housing: $3500
??Insurance: $1000
??Car expenses: $1000
??Utilities: $500
??Phone, cable, internet: $300
??Food, entertainment: $
??Clothing, household expenses $600
??Credit cards and other loans: $1200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417643
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-1997	Debt/Income ratio:	12%
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	10y 9m
Amount delinquent:	$0	Revolving credit balance:	$2,810	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	31%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	dynamic-bill	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my credit cards
Purpose of loan:
This loan will be used to pay off 2 high interest credit cards and 1 signature loan.

My financial situation:
I feel I am a good candidate for this loan. I have a very good job and I am working very hard to get back on track after a getting divorced and having to file bankruptcy back in 2001. I have paid my car loan off with no problems and currently I have a signature loan and 2 high interest credit cards that I would like to consolidate and go ahead and close the accounts out. These accounts are in good standing and they are no problem to pay. I am just wanting to get down to one payment so that I can start saving for my retirement which is still 10 years or more away.

Monthly net income: $ 2500

Monthly expenses: $
  Housing: $ 600
  Car expenses: $ 150.00  (car insurance on 4 vehicles) I have 3 daughters.
  Utilities: $  (included in rent)
  Phone, cable, internet: $ 70.00
  Food, $ 350.00
  Clothing, household expenses $ 100.00
  Credit cards and other loans: $ 215.58

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417645
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$185.82

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Dec-2000	Debt/Income ratio:	41%
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	13 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	2y 7m
Amount delinquent:	$0	Revolving credit balance:	$15,462	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	53%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	9
Screen name:	laudable-gain	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
money
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417649
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Mar-1986	Debt/Income ratio:	20%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	1y 6m
Amount delinquent:	$0	Revolving credit balance:	$51,871	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	vigilance-guard	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Ciao Bella working capital
Purpose of loan:
Expand inventory and grow day spa business.  We are planning several summer events to help market to new customers.  We are in a prime location in the heart of an historical downtown district.  We provide 5-star ambience and customer service.  Our menu includes a full range of spa services including massage, skin care, make-up and nail care.  We are 2200 sq feet with 5 treatment rooms.
My financial situation:
I am a good candidate for this loan because I am a business owner with a passion to succeed.  I have 20 years of business experience in business finance and have a solid business plan.  The unforeseen economic downturn has slowed the growth of my spa, but not stopped it.  I am confident that we are on the right path for long term growth.   I have a full-time job in addition to opening the day spa, so I have a strong financial backing for personal expenses.  I just need some short term cash flow help as we continue to build the business.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417653
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	30.68%	Starting borrower rate/APR:	31.68% / 34.08%	Starting monthly payment:	$325.33

Auction yield range:	14.27% - 30.68%	Estimated loss impact:	16.11%
Lender servicing fee:	1.00%	Estimated return:	14.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-2004	Debt/Income ratio:	26%
Credit score:	600-620 (Jul-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	2y 0m
Amount delinquent:	$0	Revolving credit balance:	$28,920	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	80%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	ncast2523	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	600-620 (Latest)
Principal borrowed:	$8,000.00	< mo. late:	0 ( 0% )	600-620 (Apr-2008)
Principal balance:	$2,639.72	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Help someone who helps others!
Purpose of loan:
This loan will be used to consolidate debt from 3 of my higher interest credit cards and the balance of my first Prosper loan which I have never been late on. This site has helped me so much with taking control of my debt and I love and thank you all for that!

My financial situation: I am a Police Officer in the greatest city in the world! I built up some debt at first being a young immature person, and then had to pick up some more paying for my expenses while in the academy.
I am a good candidate for this loan because I have a stable career and aboslutely LOVE doing what I do. My salary increases every January for the next 5 years and I have no problem paying my bills now. I have Never missed a payment and have had credit since I was young. My credit was excellent, but my rating is low now because of my utilization. Im willing to take a hit on the interest here for the convenience of combining 3 payments into just one and to lower my credit utilization.

Monthly net income: $ 2000

Monthly expenses: $ 1007
??Housing: $ N/A

??Car / Phone: $ 600
??Utilities: N/A
??Phone, cable, internet: $ N/A
??Food, entertainment: $ N/A
??Clothing, household expenses $ N/A
??Credit cards and other loans: $ 407

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417665
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.50%	Starting borrower rate/APR:	8.50% / 10.59%	Starting monthly payment:	$789.19

Auction yield range:	3.27% - 7.50%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Mar-1991	Debt/Income ratio:	31%
Credit score:	800-820 (Jul-2009)	Current / open credit lines:	26 / 20	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	59	Length of status:	8y 10m
Amount delinquent:	$0	Revolving credit balance:	$106,655	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	10%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	elated-balance	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need working capital for new busine
Purpose of loan:
Hello, I am in the process of securing some working capital for a new business.  I have started my own Limited Liability Company, in which I will be purchasing products and then re-selling to customers at a fair mark up.  I need additional working capital to outlay for my purchases, while I am waiting for my receivables to build.

My financial situation:
I am a good candidate for this loan because I have never been late on a payment in my personal and professional history.  I have an excellent credit history and excellent credit scores. I do have other avenues for capital, but would rather not use them due to simplicity of this option.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417667
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.30%	Starting borrower rate/APR:	35.30% / 38.77%	Starting monthly payment:	$1,149.37

Auction yield range:	17.27% - 34.30%	Estimated loss impact:	19.97%
Lender servicing fee:	1.00%	Estimated return:	13.33%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-1990	Debt/Income ratio:	82%
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	8y 7m
Amount delinquent:	$0	Revolving credit balance:	$42,529	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	72%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	logical-generosity0	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit card
This loan will be used to pay off a high interest credit card. I have been working towards being debt free for the last year; I believe I could pay this loan off faster using this system.
I make a good salary and have no trouble making monthly payments. Thanks for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417669
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-1994	Debt/Income ratio:	23%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	22 / 19	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	54	Length of status:	13y 7m
Amount delinquent:	$2,575	Revolving credit balance:	$66,927	Occupation:	Scientist
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	78%	Stated income:	$100,000+
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	aztecgator	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay down high interest credit cards
Purpose of loan:
This loan will be used to pay down or off high interest credit cards
My financial situation:
I am a good candidate for this loan because I have a clean credit history.  My credit score reflects too many "maxed-out" accounts.  I want to start eliminating some of these.

Monthly net income: $ 8000.00

Monthly expenses: $
  Housing: $ 2750
  Insurance: $ 300
  Car expenses: $ 150
  Utilities: $ 540
  Phone, cable, internet: $ 340
  Food, entertainment: $ 400
  Clothing, household expenses $ 150
  Credit cards and other loans: $ 2800
  Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417673
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$181.44

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Mar-1984	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	6 / 6	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	35	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$3,008	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	33%	Stated income:	$1-$24,999
Delinquencies in last 7y:	15	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	yield-booster	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Start up Expenses
Credit Card expenses for Business
Marketing i am charging on my credit cards

No profits yet on Health Insurance Agent Business  also Annuities

I need to purchase additional marketing tools and software to market my products reduce interest rates.

I need to start profitting now  unless i do not invest in some marketing i will not see profits coming in

I know do the the slow economy recession thing are slow.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417677
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 30.35%	Starting monthly payment:	$827.27

Auction yield range:	14.27% - 27.00%	Estimated loss impact:	15.23%
Lender servicing fee:	1.00%	Estimated return:	11.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Feb-2004	Debt/Income ratio:	40%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	17 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	0y 8m
Amount delinquent:	$0	Revolving credit balance:	$14,666	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	25%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	a-independent-transparency	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to consolidated credit card debt and student loans.

My financial situation:
I am a good candidate for this loan because I have a steady job, never being late with payments and the only reason why my credit score went down was because my credit card debt is so high. The interest rates are too high so I'm paying more interest rate then principle and its taking forever to pay it all off.

Monthly net income: $ 62,000

Monthly expenses: $
  Housing: $ 1,200
  Insurance: $ 0
  Car expenses: $0
  Utilities: $ 49.50
  Phone, cable, internet: $ 35
  Food, entertainment: $ 400
  Clothing, household expenses $ 100
  Credit cards and other loans: $ 600
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417679
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$21,422.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	19.52%	Starting borrower rate/APR:	20.52% / 22.76%	Starting monthly payment:	$801.81

Auction yield range:	8.27% - 19.52%	Estimated loss impact:	6.65%
Lender servicing fee:	1.00%	Estimated return:	12.87%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-1990	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	820-840 (Jul-2009)	Current / open credit lines:	13 / 13	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	32	Length of status:	5y 10m
Amount delinquent:	$0	Revolving credit balance:	$47,024	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	46%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Hotpop	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Payment is a MORAL Obligation
Purpose of loan:

I have an outstanding balance with a Warehouse Club credit card of $21,422 at 17% interest.  I accumulated this debt in order to buy product.  I would like to transfer this debt to a lower interest rate.

My financial situation:
I am a good candidate for this loan because:

1.  My business is profitable and cash flow continues to improve.

2.  My business is growing.  Although my business is small, compared to the competition, I have a competitive advantage in terms of service and product availability.

3.  I have the personal assets to guarantee the payments on the loan.  (Why not just fund the loan myself? I have co-mingled personal and business accounts enough and need to begin divorcing my personal accounts from my business.)

4.  I believe that one has a moral obligation to pay all debts - business and personal.  If I have to sell hot dogs on the side of the road, you will get paid.

5.  My history shows that I have never missed a payment or been late on any accounts.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417683
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-1999	Debt/Income ratio:	28%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	1y 5m
Amount delinquent:	$0	Revolving credit balance:	$6,060	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	57%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	wampum-paloverde	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to? Pay off credit card debt.

My financial situation:
I am a good candidate for this loan because? I am a wife and mother of two beautiful kids. I am a very hard worker and believe in paying my bills on time. I have always strived to give my kids the best education. I need the loan so that I can pay off credit card debt. The money that I will be saving by doing this will be used to go towards my four year old daughters tuition.

Monthly net income: $ 4225.00

Monthly expenses: $ 3424.00
  Housing: $ 1184.00
  Insurance: $ 350.00
  Car expenses: $ 0.00
  Utilities: $ 300.00
  Phone, cable, internet: $ 257.00
  Food, entertainment: $ 250.00
  Clothing, household expenses $
  Credit cards and other loans: $ 557.00
  Other expenses: $ 526.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417691
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	18.05%	Starting borrower rate/APR:	19.05% / 21.27%	Starting monthly payment:	$91.70

Auction yield range:	8.27% - 18.05%	Estimated loss impact:	6.92%
Lender servicing fee:	1.00%	Estimated return:	11.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1985	Debt/Income ratio:	19%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	3y 2m
Amount delinquent:	$0	Revolving credit balance:	$1,863	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	58%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	0
Screen name:	sdjagf	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	660-680 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	620-640 (Mar-2008)
Principal balance:	$1,938.86	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
computer equipment/website business
Purpose of loan:
This loan will be used to? We would like to upgrade our previously purchased computer, add software and if funds allow purchase a laptop.

I am a good candidate for this loan because? To start, I withdrew my previous listing with the hopes that a lesser amount would have a better chance of approval.
I would like to thank all those who did bid, I appreciate the confidence and trust in my family.
We have worked very hard to maintain our credit with of course hopes of improvement.  I have paid my payments on my previously loan on time every month.  I guess all I can really say is that all of us get up every day and got to work, we take pride, in a job well done, and in all aspects of our lives.

Monthly net income: $ 4906.00
Monthly expenses: $
Housing: $ 1250.00
  Insurance: $ 220.00
  Car expenses: $ 400.00
  Utilities: $ 250.00
  Phone, cable, internet: $ 225.00
  Food, entertainment: $ 900.00
  Clothing, household expenses $ 75.00
  Credit cards and other loans: $ 650.00
  Other expenses: $ 600.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417695
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$111.49

Auction yield range:	11.27% - 19.00%	Estimated loss impact:	10.45%
Lender servicing fee:	1.00%	Estimated return:	8.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Mar-1991	Debt/Income ratio:	26%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	16 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	2y 11m
Amount delinquent:	$0	Revolving credit balance:	$34,772	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	gold-jet2	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off high interest debts
Purpose of loan:
This loan will be used to  pay off high interest debt on CC and personal loans?

My financial situation:
I am a good candidate for this loan because after exiting the military over a decade ago, I had to recover credit wise and think that I have done very well with that and job security.?

Monthly net income: $ 3200 + comm, also spouse has an income of $2000

Monthly expenses: $
  Housing: $ 2000
  Insurance: $ 150
  Car expenses: $ 200,
  Utilities: $ 200
  Phone, cable, internet: $ 150
  Food, entertainment: $ 300
  Clothing, household expenses $ 300
  Credit cards and other loans: $ 600
  Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417697
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$399.17

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jan-1997	Debt/Income ratio:	17%
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	17	Length of status:	4y 9m
Amount delinquent:	$759	Revolving credit balance:	$10,775	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	53%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	orderly-platinum	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to Pay off my credit cards. To consolidate my credit cards in to one monthly payment.

My financial situation:
I am a good candidate for this loan because I have a steady job . I've been working for the same company for four years. I make good money. I have been in the medical feild for 19 years. I have not been without a job for 19 years. I want to consolidate my credit cards to one monthly payment and less interest. I  like to keep good credit, and I'm trying to fix the credit card problem before it gets out of control. As you know once you have a high balance on your credit card they keep raising the rates. I also receive bonus checks at my place of employment and I would like to pay this Loan off quickly. Please take a look at my Loan history I have always paid back my Loans. I am a very responisible person and that's why I'm asking for this Loan. Please take the time and consider giving me a Loan. I won't let your company down. Sincerly a person trying to keep good credit.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417701
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jan-1979	Debt/Income ratio:	12%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	19	Length of status:	6y 6m
Amount delinquent:	$5	Revolving credit balance:	$8,035	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	72%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	interest-hotshot	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Eagle Eye Security
Purpose of loan:
Hope Enterprises, LLC is dedicated to the export - and very soon the domestic and international Internet sales of security products - such as surveillance equipment (camera systems,) entry alarms, and personal security equipment (pepper spray, child locator, GPS equipment and services.)   Proceeds from the loan will be used to finish developing and housing www.Eagle-EyeSecurity.com for domestic sales and www.HopeSecurity.com for sales to cover the Spanish Caribbean and Central American region. It will also be used to purchase inventory for resale and setup of a small warehouse in Miami for product distribution.  We currently have 20 signed contracts, and we plan on adding another 25 before years end.

My financial situation:
 I am a good candidate for this loan because I have never defaulted on a loan before, would not sacrifice all of my blood sweat and tears of maintaining good credit for such a small loan.  I plan on continuing to be a borrower going forward and this will only allow me to further prove my worth.  I am currently employed full time, but the hope is that at the end of this year, I am able to run this full time.  Till then I will keep working to bring in a nice steady and healthy paycheck.

Monthly net income: $ 4,000

Monthly expenses: $
  Housing: $ 800
  Insurance: $ 70
  Car expenses: $ 200
  Utilities: $ 250
  Phone, cable, internet: $ 100
  Food, entertainment: $ 300
  Clothing, household expenses $ 100
  Credit cards and other loans: $ 100
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417705
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	28.00%	Starting borrower rate/APR:	29.00% / 31.36%	Starting monthly payment:	$209.53

Auction yield range:	17.27% - 28.00%	Estimated loss impact:	19.63%
Lender servicing fee:	1.00%	Estimated return:	8.37%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-1995	Debt/Income ratio:	28%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	5y 3m
Amount delinquent:	$0	Revolving credit balance:	$5,349	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	58%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	10	Homeownership:	No
Inquiries last 6m:	2
Screen name:	rorybbellows	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	10 ( 100% )	680-700 (Latest)
Principal borrowed:	$1,750.00	< mo. late:	0 ( 0% )	640-660 (Oct-2008) 600-620 (Feb-2008) 560-580 (Jan-2008) 600-620 (Dec-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	10
Description
Paying Off Business Loan
Purpose of loan:
This loan will be used to pay off my portion of a business loan so I can have my car back. Last year I started a new business with four other people. When we needed a loan my car and one other members car were used to secure a loan. Due to risks other members have decided to take I have decided to leave the company. However, my car is still tied to the loan and I am also the only member paying $323 per month into the loan. Additionally, when the other members car was broken and he was refusing to fix it the loan briefly went into default. It is very important that I free myself from this loan ASAP because it is dragging down my credit which I have been working very hard over the past five years to repair. This is a relisting of my loan, because it didn't look like the full $7000 would be funded. Working out the math I am comfortable that asking for $5000 will allow me to make payments to this loan and pay off the remaining $1738 on the business loan by November.

My financial situation:
My current financial situation is excellent. After a rough patch immediately following college (I made the mistake of putting a great deal of my education on credit cards) I have been able to lift myself up during the past three years. I've been at my current job since April of 2004 and earn $43,000 per year. My current debts are two credit cards totaling $7000 (I recently paid off and closed my Chase card) and my student loans which equal roughly $10000. I was able to pay off my car one year early (but it is now attached to the above business loan) and I previously had a prosper loan which I paid off in less than a year.

Monthly net income: $ 2400

Monthly expenses: $ 1700
  Housing: $ 655
  Insurance: $ 50
  Car expenses: $ 50
  Utilities: $ 75
  Food, entertainment: $ 100
  Clothing, household expenses $ 60 (I don't shop much)
  Credit cards and other loans: $600
  Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417717
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,300.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.54%	Starting borrower rate/APR:	25.54% / 27.85%	Starting monthly payment:	$92.11

Auction yield range:	11.27% - 24.54%	Estimated loss impact:	10.61%
Lender servicing fee:	1.00%	Estimated return:	13.93%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	May-1989	Debt/Income ratio:	48%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	5 / 4	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	5	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$3,516	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	16%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	treasure-iris2	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Books and Student expenses
Purpose of loan: My student loans for law school will not arrive until after the first day of class. I need some money to pay off some initial expenses such as books, moving, and deposits.
This loan will be used to?purchase text books, moving expenses, and to pay for one month of rent and my security deposit.

My financial situation:I have been working all summer but do not feel I will generate enough to income to cover my initial costs.
I am a good candidate for this loan because?I am responsible and hard working. I will be given a stipend of $1900 every month for living expenses through my student loans. I am able to live on much less so making monthly payments will not be a problem. I really just need enough to cover a few things before school begins.

Monthly net income: $ 2000

Monthly expenses: $
??Housing: $634
??Insurance: $100
??Car expenses: $120
??Utilities: $75
??Phone, cable, internet: $50
??Food, entertainment: $120
??Clothing, household expenses $0
??Credit cards and other loans: $80
??Other expenses: $35
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417725
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Apr-1989	Debt/Income ratio:	32%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	21	Length of status:	1y 5m
Amount delinquent:	$242	Revolving credit balance:	$8,985	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	58%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	20	Homeownership:	No
Inquiries last 6m:	3
Screen name:	bullwinklejmoose	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off loans
Purpose of loan:
To pay off loans that I acquired by helping someone close to me get out of deep financial trouble.
My financide in anotherial situation:
I would be a good candidate for this loan for the simple reason that I would pay it back.

Monthly net income: $ 3100
Monthly expenses: $
  Housing: $ 250.00
  Insurance: $ 125
  Car expenses: $ 406  Utilities: $ 0
  Phone, cable, internet: $ 85
  Food, entertainment: $ 200
  Clothing, household expenses $ 25-50
  Credit cards and other loans: $ 75-100
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417729
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	15.99%	Starting borrower rate/APR:	16.99% / 19.19%	Starting monthly payment:	$213.89

Auction yield range:	11.27% - 15.99%	Estimated loss impact:	10.37%
Lender servicing fee:	1.00%	Estimated return:	5.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-1999	Debt/Income ratio:	46%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$11,411	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	38%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	visionmatter	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 3	On-time:	15 ( 100% )	660-680 (Latest)
Principal borrowed:	$17,500.00	< mo. late:	0 ( 0% )	700-720 (Aug-2008) 720-740 (Apr-2008) 740-760 (Mar-2008) 700-720 (Nov-2007)
Principal balance:	$3,671.04	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
**Paying Off Higher Int. Cards**
Hello and thank you for viewing my listing.

I currently have 1 personal loan with Prosper that I've paid on-time for 10 months now (13.20%), so you know I'll pay back this loan. I have two cards with a higher interest rate that I want to consolidate into a lower interest Prosper loan. I have a Discover Card balance of $2,000 (19.99%) and a Bank of America card balance of $4,000 (24.98%). My credit score in Nov. 2008 was a 742, and only dropped because I paid off a loan, and transferred some of my debt to credit cards with low balance transfer rates of 1.9%, and 2.9%.

I always pay my bills, so you don't have to worry about repayment; just look at my 0 delinquencies/collections.

I would use the Prosper loan to pay off the following loans:
$4,000 Bank of America credit card
$2,000 Discover Card-------
With this Prosper loan I can get my debt payments lowered, which will give me more breathing room, and allow me to pay off my credit cards ONCE AND FOR ALL. My current monthly net income is $1,500. I have been at my job about 2 years, 2 months. The payment on my other Prosper loan is $168.95/month.I promise that my payments to Prosper will be my top priority each month. In fact, I am going to have Prosper automatically withdraw my payments each month so that everyone, including myself, knows that my payment will be made on time, every time. I'm not about to make a mistake with this opportunity to start rebuilding my credit.

Thank you again for viewing my listing, and God bless.

P.S. My credit grade is actually better than it looks because I have my debt on credit cards. My score will increase dramatically when I transfer the debt to a Prosper loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417731
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,988.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.11

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Apr-2006	Debt/Income ratio:	18%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	7	Length of status:	2y 3m
Amount delinquent:	$161	Revolving credit balance:	$1,944	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	48%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	6
Screen name:	money-chairman6	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
LET'S DO BUSINESS
Purpose of loan:
My purpose for my loan is the reason this site was created to eliminate debt. I would like to consolidate my debt into one payment that will be eliminated in 3 years.

My financial situation:
I am lucky enough to be employed and have plenty of overtime. I really am just looking to do business with good honest people who are looking to help to get us all of this financial turmoils.
Monthly net income: $ 3853.83

Monthly expenses: $
  Housing: $ 500
  Insurance: $ 80
  Car expenses: $ 423
  Utilities: $ 100
  Phone, cable, internet: $ 50
  Food, entertainment: $ 200
  Clothing, household expenses $
  Credit cards and other loans: $
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417735
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$19,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	30.68%	Starting borrower rate/APR:	31.68% / 34.08%	Starting monthly payment:	$845.85

Auction yield range:	17.27% - 30.68%	Estimated loss impact:	19.80%
Lender servicing fee:	1.00%	Estimated return:	10.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jan-2004	Debt/Income ratio:	56%
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	1y 8m
Amount delinquent:	$0	Revolving credit balance:	$3,920	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	62%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	sunny63	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	740-760 (Latest)
Principal borrowed:	$4,300.00	< mo. late:	0 ( 0% )	700-720 (Oct-2008) 700-720 (Dec-2007)
Principal balance:	$2,246.39	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
Please help me be debt free!
Purpose of loan:
I will be using this loan to consolidate two high interest credit cards.  With this loan I will be able to continue my plan of becoming debt free and not using anymore revolving debt.

My financial situation:
I have a good credit history and will pay this loan back with no problem.  I am hoping to improve my credit score to an A.  I have just started a new stable job making more money with a very good company.  My spouse also has worked at their job for 2 and a half years.

Monthly net income: $ 2000 plus my spouses income of $2300 per month for a total of $4300.

Monthly expenses:  These expenses are for my household not just myself.
  Housing: $ 1007.00
Insurance: $ 140.00
Car expenses: $ 257.00
Utilities: $ 100.00
Phone, cable, internet: $ 130.00
Food, entertainment: $ 300.00
Clothing, household expenses $ 0.00
Credit cards and other loans: $ 600.00
Other expenses: $ 0.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417739
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1990	Debt/Income ratio:	39%
Credit score:	600-620 (Jul-2009)	Current / open credit lines:	16 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	10y 2m
Amount delinquent:	$0	Revolving credit balance:	$6,230	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	84%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	0
Screen name:	torey1999	Borrower's state:	California	Borrower's group:	1st and BEST for Loans
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 93% )	600-620 (Latest)
Principal borrowed:	$2,600.00	< mo. late:	1 ( 7% )	560-580 (Mar-2008) 540-560 (Dec-2007) 540-560 (Sep-2007)
Principal balance:	$1,713.07	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Pay it Forward, Pay it Off
Purpose of loan:
I love the "Pay It Forward" concept.  I believe everyone is a winner.  Pay it Forward with ME and in return you will be rewarded with a good investment.  This loan will solely be to pay off  8 out of 10 credit card debts.  I intended to do this with my first loan, but given circumstances beyond my control, i.e. economy, work, family and children, I was unable to use my current loan to do so.  I have enough money saved to pay off my first loan once this loan is fully funded.

My financial situation:
I work full time with a steady income, bi weekly paychecks, and have currently been employed with the same company for over 10 years now.  I continue to make my credit payments and other monthly bills on time each month.  I have managed within the last year to raise my credit score a few grades, which I pretty proud of.   When I pull my own credit report it gives me a score of "645" which is a "C" grade.  I don't understand why it is showing between 600-620.

Monthly net income: $3,780 with about $1,000 left after bills and necessitaties.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417234
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$298.20

Auction yield range:	17.27% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	5 / 2	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	9	Length of status:	8y 11m
Amount delinquent:	$0	Revolving credit balance:	$22,590	Occupation:	Other
Public records last 12m / 10y:	1/ 1	Bankcard utilization:	96%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	moola-enforcer5	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My Credit Cards are Drowning Me
Purpose of loan:
This loan will be used to pay off my credit card with the highest interest rate, and therefore lower my monthly payments.  My Bank of America card jumped from 14.99% to 27.24% after one late payment (I just stupidly missed the payment date by one day).  I also have an American Express card with a rate of 8.5% which I?ve never paid late.  Side Note: The credit limits on both my Bank of America credit card and my Amex were recently lowered about 30% (as I understand it, this has happened to a lot of people because of the economy, but it could partly be because I?ve stopped using my credit cards).  Anyway, this is to say that my credit score automatically went down because my debt to credit ratio was drastically changed.  So please help my fix my FICO score!!!

My financial situation:
I am a good candidate for this loan because I am committed to getting out of debt!  Despite a couple mistakes, I make payments on time.  As an independent contractor for almost 9 years, I have several ongoing and recurring contracts.  I also hold a steady part time job, where I recently got a raise.I'd be happy to answer any questions you might have!

Monthly net income: $ 2125

Monthly expenses: $
  Housing: $ 300
  Public Transportation: $89
  Utilities: $ 50
  Phone, cable, internet: $200
  Food, entertainment: $ 350
  Clothing, household expenses $ 120
  Credit cards and other loans: $ 515
  Other expenses: $450
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417460
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Aug-1985	Debt/Income ratio:	61%
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	5y 1m
Amount delinquent:	$0	Revolving credit balance:	$13,786	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	70%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	sharp-bonus	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Open Bridal Consignment Boutique
Purpose of loan:
This loan will be used to? Open a small bridal consignment boutique and wedding chapel.  I have selected the name of Two-Hearts Wedding Services, which will cater to the Independence/Kansas City area customer searching for quality products at affordable prices.  The Chapel is the only same day wedding services within 100 miles.  The shop has the potential of employing 4-6 employees.  The Boutique will be located in Old Town Independence, 3 blocks from the County Court house where marriage licenses are issued.  I am currently negotiating a lease of 1850 square feet. They require $3600 up front.  I would like to be up and running by August 31, September is a big festival month for the square and will provide great free advertising. My financial situation:
I am a good candidate for this loan because? I am credit worthy, dependable, and I always have considered it an honor to have maintained good a credit history.   I have a good business background, previous sales management experience and a degree in computer science which helps keep current in the internet world we now live in.  If needed I have a resume and a business plan available.
Thank You for your time
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417466
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,750.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.17%	Starting borrower rate/APR:	26.17% / 28.49%	Starting monthly payment:	$353.34

Auction yield range:	11.27% - 25.17%	Estimated loss impact:	10.62%
Lender servicing fee:	1.00%	Estimated return:	14.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-1985	Debt/Income ratio:	27%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	17 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	26y 6m
Amount delinquent:	$0	Revolving credit balance:	$6,263	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	17%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	BradPDX	Borrower's state:	Oregon	Borrower's group:	Large Money Loans for AA,A,B,C & D Credits
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 100% )	680-700 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	660-680 (Jul-2008) 640-660 (Aug-2007)
Principal balance:	$4,182.35	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
Consolidating Loans
Purpose of loan:   I would like to focus on is the consolidation of two loans I took out with relatives and against a retirement account.  A small percentage of this loan would also be used for a planned vacation in October.
My financial situation:  For the past 4 years I have been striving to strategically reduce debt and improve my credit scores.  I have reduced my revolving debt significantly, more than 1/2 and continuing to accelerate that process.   In 2009 I have been able to transfer much of my debt into low interest fixed term loans (less than 10%), was able to refinance my car loan to a new low rate, and received a new line of credit that offered transferred amounts a fixed 3% rate for 5 years.  I have also opened a new savings account and also contribute more to my retirement funds.

I have made all of my Prosper payments on time for the past year and am currently up to date and in good standing with all my creditors.  I have good job security being with the same agency for nearly 30 years, in the same position for 19 years, and have the highest seniority in my job class.

Monthly net income: $ 4015

Monthly expenses: $ 2740 total
  Housing: $ 695
  Auto/Renter Insurance: $ 95
  Car expenses: $ 250
  Utilities: $ 75
  Phone, cable, internet: $ 100
  Food, entertainment: $ 250
  Clothing, household expenses $ 60
  Credit cards and other loans: $ 1050
  IRA/Savings:   $ 165
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417476
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,400.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	33.97%	Starting borrower rate/APR:	34.97% / 37.42%	Starting monthly payment:	$334.62

Auction yield range:	14.27% - 33.97%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.40%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Dec-1983	Debt/Income ratio:	50%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	19 / 19	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	48	Length of status:	5y 3m
Amount delinquent:	$0	Revolving credit balance:	$59,634	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Mommc2	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	660-680 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	620-640 (Nov-2007)
Principal balance:	$1,681.87	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
Lower rates and new windows
Purpose of loan:
I would like to pay off my other prosper loan and some credit cards.  $2000 will be used to get new windows for part of the house.

My financial situation:
The first thing I will do is pay off my other prosper loan!

This is my second listing.  I have a current Proserper loan, and  you can see that I am current with it, have it on auto-pay and never miss a payment.  Let me pay the interest to you instead of being milked by the credit card companies!   My husband and I both are gainfully employed.  It has, however, been frustrating to know that we earn so much only to see it go into the interest on our cards.  We own a home and own one of our two cars outright.  We had a year with no car payment and my car died and we were able to borrow a car for awhile before we had to buy one.

Thanks for helping us make this achievable!

I have been at my job for over 5 years so I have a steady income.  I also sell Avon to make extra money.  I worked full time and put myself through college.  All of my student loans are paid off.  I have never defaulted on any loans.  I have always worked hard and have always paid my debts.

I was sticking to a budget to pay off all my credit cards, but my father became ill and I had to help my mom out with the caregiver expenses.  Since dad's passing I'm doing pretty good getting back on track, but these high interest rates are killing me!!  And getting new windows for the part of the house has become a priority.

Monthly net income: $4,200.00

Monthly expenses: $
  Housing: $ 600 (this is my contribution, my husband pays the rest)
  Insurance: $ 127.00
  Car expenses: $ 420.00
  Utilities: $ 276.00
  Phone, cable, internet: $ 180.00
  Food, entertainment: $ 500.00
  Clothing, household expenses $ 100.00
  Credit cards and other loans: $ 1388.00
  Other expenses: $ 0.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417478
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Sep-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	600-620 (Jul-2009)	Current / open credit lines:	9 / 6	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	18	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$1,238	Occupation:	Nurse's Aide
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	8	Homeownership:	No
Inquiries last 6m:	4
Screen name:	caroleedawn	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	600-620 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	520-540 (Dec-2007)
Principal balance:	$530.60	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Debt Consolidation
Purpose of loan:
This loan will be used to consolidate bills. I have 1 loan with Prosper. I want to pay that off. I have an Oregon State Tax I have to pay, as well as 1 credit card. I am asking for a $2,500 loan. I plan on attending Maricopa Community College and I will use the balance towards the $1,600 Medical Billing/Coding program.

My financial situation:
I am a good candidate for this loan because I have never been late on a payment in years! I have worked VERY HARD to build my credit. I have gone from 460 to over 600 in a year.  I live with my sister who has hired me to help her. She is a marketing Exec. and travels 3 weeks out of the month. This week she is in Boston. She is too busy to run a household, so I am doing it. For years I have been buying/selling "stuff". I used to have an antique store in 1994, so I have an eye for things. Today I took a load of designer shoes to "My Sister's Closet" in Scottsdale, Az, so I'm always bringing money in. Yes, I've had issues in my past, but that was due to an on the job injury at the Hospital I worked at, and had to file a medical bankruptcy. It was horrible because my hands were tied. It wasn't like I didn't want to pay my bills, I couldn't work. The bankruptcy was mostly bills from the hospital. It wasn't credit card debit. This is what allowed me to purchase a car. I;ve been with Toyota Financial for over 2 years, and I've never been late with them.

Monthly net income: $ 2,000

Monthly expenses: $ 1,290
  Housing: $
  Insurance: $ 100.00
  Car expenses: $ 535.00
  Utilities: $ 100.00
  Phone, cable, internet: $ 55.00
  Food, entertainment: $0.00
  Clothing, household expenses $ 0.00
  Credit cards and other loans: $ 100.00
  Other expenses: $ 100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417482
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-2000	Debt/Income ratio:	57%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	15 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	15y 2m
Amount delinquent:	$0	Revolving credit balance:	$12,575	Occupation:	Homemaker
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	67%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	BL45	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	16 ( 100% )	620-640 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	620-640 (May-2008) 540-560 (Jan-2008)
Principal balance:	$3,497.04	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Returning Borrower,Pay Credit Cards
Purpose of loan:
This loan will be used to? Pay off  existing prosper loan, which has an excellent payment history, And pay off credit cards.
My financial situation:
I am a good candidate for this loan because? I pay all of my financial obligations on time every month.  With my last prosper loan I was able to pay off my Credit cards and raise my credit score.  I was determined to never use those credit cards again, and I was doing fine with that, until my sister lost her job, and had no income coming in, so I decided to help her out, which in turn led me to using my credit cards again.  By using my credit cards, it has lowered my credit score,  I  pay all of my bills on time every month. I am not a high risk as indicated with prosper score.  I will not have any problem paying this loan back. I am a stay at home mom, receiving a guaranteed monthly social security income,survivors benefits, since the death of my husband.
I have no delinquent accounts, and the Public record listed is for a bankruptcy that was filed and discharged 9 years ago.  I will never file bankruptcy again. The two inquiries on my credit report are for loans that I applied for to help my sister out, but was denied.
Thank You for reading my listing, and for considering funding my loan. I will not dissapoint you, You will be paid back, I have my Prosper account set to  debit my bank account every month for the Prosper payment. It is my goal to also send more than the monthly payment, so I can pay the loan off quicker.

Monthly net income: $ 2400.00

Monthly expenses: $ 1620.00
  Housing: $ 450.00 (my share)
  Insurance: $ 60.00 (car ins.)
  Car expenses: $
  Utilities: $ 150.00
  Phone, cable, internet: $ 160.00
  Food, entertainment: $ 0 ( since I pay for utilities and phone,internet,cable, roommate pays for food)
  Clothing, household expenses $
  Credit cards and other loans: $ 500.00 ( would be reduced to the Prosper payment if I receive this loan, so I save money! )
  Other expenses: $ 300.00 car loan
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417484
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$437.36

Auction yield range:	11.27% - 24.00%	Estimated loss impact:	10.59%
Lender servicing fee:	1.00%	Estimated return:	13.41%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1993	Debt/Income ratio:	23%
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	6y 0m
Amount delinquent:	$0	Revolving credit balance:	$27,267	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	blazing-leverage	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off High Interest Card
Purpose of loan:
This loan will be used to pay off a high interest rate credit card.

My financial situation:
I am a good candidate for this loan because I am in a good financial position and have stable employment.  I make more than the minimum monthly payment and make the payments on time.  My family has made progress in reducing our debt this year, however the credit card company has decided to increase the interest rate without cause.  Whether or not I get this loan, this card will be paid off within 3 years.  My preference would be to find a lender on Prosper rather than continue to pay excessive interest to my credit card company.

Prosper is using mine and my husband's combined debts to determine the score, however only allowing me to enter my income, so the debt ratio appears higher than it should.  I have no deliquencies or late payments, so I disagree with the Prosper assessment ansd assigned score.  I will be happy to address any concerns.  Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417504
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$557.45

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1983	Debt/Income ratio:	Not calculated
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	16 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	1y 1m
Amount delinquent:	$0	Revolving credit balance:	$18,694	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	68%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	orange-worldly-bazaar	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off debt
Purpose of loan:
This loan will be used to pay off those high interest credit cards so more of my money goes toward the actual debt rather than financing companies who are getting government handouts!!

My financial situation:
I am a good candidate for this loan because no matter how hard it has been at times, my husband & I have always paid our debt...even when all 4 of our children were still at home

Monthly net income: $ 3400 plus my husband income which is usually a little more than mine

Monthly expenses: $
  Housing: $ 1000
  Insurance: $ 150
  Car expenses: $ 700
  Utilities: $ 350
  Phone, cable, internet: $ 200
  Food, entertainment: $ 600
  Clothing, household expenses $ 150
  Credit cards and other loans: $ 2000
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417510
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	14.97%	Starting borrower rate/APR:	15.97% / 18.15%	Starting monthly payment:	$175.71

Auction yield range:	6.27% - 14.97%	Estimated loss impact:	5.26%
Lender servicing fee:	1.00%	Estimated return:	9.71%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jun-1998	Debt/Income ratio:	18%
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	15 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	8y 5m
Amount delinquent:	$0	Revolving credit balance:	$11,872	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	46%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	MaxFitness	Borrower's state:	Oklahoma	Borrower's group:	1st and BEST for Loans
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	19 ( 100% )	720-740 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	620-640 (Jan-2008) 600-620 (May-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
grow my DJ/Karaoke Business
Purpose of loan:  Purchase more equipment to fulfill the new contracts I have.

I own a DJ/Karaoke service alled Mobile Sound Perfection.  You can view my mysapce page at www.myspace.com/mobilesoundperfection.  I started my DJ service back in Feb 2007.  The first prosper loan I applyed for was for 1000.00 dollars and that was for equipment.  Well here I am again in need of more equipment as my service is growing faster than I can keep up.  Not a bad problem to have.  I will use the money for more equipment and advertising.
My financial situation:
I am a good candidate for this loan because I have had a prosper loan in the past but have paid it as promised.  I have never been late and am never late on any of my other payments.  My debt to income ratio is only 26%.

I am the Workers' Compensation & Disability manager for IC of Oklahoma and have been for almost 9 years.  My wife just received her degree in elementry education from NSU and should start teaching within a month or two.  That will add an additional 32,000 to our income.

Monthly net income: $

65,000 + 2000 per month from my DJ business and soon will add 32,000 when wife gets her job.

Monthly expenses: $
  Housing: $ 1097
  Insurance: $ 136
  Car expenses: $ 253
  Utilities: $ 200
  Phone, cable, internet: $ 160
  Food, entertainment: $ 350
  Clothing, household expenses $ 150
  Credit cards and other loans: $ 150
  Other expenses: $ 200
  Current Prosper Loan: $ 35.00
  This Prosper Loan if funded: $ 180.00

Total $ 2814.00

Pay after taxes 5211.00 not counting when wife gets a job.

$2397 left after bills paid
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417512
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.49%	Starting monthly payment:	$55.75

Auction yield range:	11.27% - 19.00%	Estimated loss impact:	10.45%
Lender servicing fee:	1.00%	Estimated return:	8.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-2004	Debt/Income ratio:	Not calculated
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	1 / 1	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	0y 0m
Amount delinquent:	$0	Revolving credit balance:	$691	Occupation:	Waiter/Waitress
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	69%	Stated income:	$0
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	basis-gatherer	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help getting to Americorps site
Purpose of loan: This loan will give me the chance to work for AmeriCorps. I am a recent graduate and decided to look into this program. To my surprise I found that this would be an amazing opportunity for me. Unfortunately, the program that I fell in love with gave me only 2 months to save enough money to get to the site, which is 20 hours away. For a month, I looked and looked for a job. Since I have been in school, I did not realize how hard it really was to get a job. I now have three weeks left, and am working as a waitress and saving as much as I can. Even though I am doing everything I can right now, I am still having major difficulty having enough money to get there. This loan would help me get to the site, pay for my first rent, pay for groceries, and help buy some basic necessities like a bed and a dresser. I would appreciate any help you have for me.

My financial situation: Currently I am waitressing, and truthfully money is tight, this is why I need the loan so that I can get to my position in Maine. I will have a salary, so I will have the ability to pay back this loan.

I am a good candidate for this loan because I am responsible, reliable, and grateful. I am also working for a great cause.I do not have a car payment or any bills.  I will be starting this position in August. It will be full time and will be a weekly paycheck.

Monthly net income: $ as of now, 300, but when I start in August It will be 800

Monthly expenses:

 Housing: $ my rent will be 400 a month
Insurance: $ 0
Car expenses: $ 100
Utilities: $ 0
Phone, cable, internet: $ 0
Food, entertainment: $ 200  Clothing, household expenses $ 100
Credit cards and other loans: $ I have student loans, but they are deferred due to working for AmeriCorps
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417518
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	12.00%	Starting borrower rate/APR:	13.00% / 15.14%	Starting monthly payment:	$842.35

Auction yield range:	11.27% - 12.00%	Estimated loss impact:	10.26%
Lender servicing fee:	1.00%	Estimated return:	1.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1996	Debt/Income ratio:	34%
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	14 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	1y 11m
Amount delinquent:	$0	Revolving credit balance:	$39,014	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	68%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	tidy-power	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to payoff credit card bills.  I started a company a few years ago and used credit cards in order to get it up and running.  That business did not work out, but it lead me to a great position with another company.  I am able to maintain my monthly payments on the cards but am finding it hard to get ahead due to the high interest rate.  I would like to have a lower interest rate in order to get this debt paid as quickly as possible.

My financial situation:
I am a good candidate for this loan because I have a good job, which also pays a variable monthly bonus in addition to my salary.  I will pay this loan in a timely fashion and look forward to being free of credit card debt.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417520
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	23.00%	Starting borrower rate/APR:	24.00% / 26.29%	Starting monthly payment:	$274.63

Auction yield range:	17.27% - 23.00%	Estimated loss impact:	26.32%
Lender servicing fee:	1.00%	Estimated return:	-3.32%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jan-1994	Debt/Income ratio:	18%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	16 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	17y 2m
Amount delinquent:	$0	Revolving credit balance:	$10,347	Occupation:	Postal Service
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	80%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	johnmor6	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	24 ( 100% )	660-680 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	600-620 (Jul-2007)
Principal balance:	$1,197.59	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
pay off credit cards
Purpose of loan:
(explain what you will be using this loan for)
Pay off 9 credit cards
My financial situation:
(explain why you are a good candidate for paying back this loan)
I have a good steady income
Monthly net income: $2700 this includes deductions for heath and dental insurance
Monthly expenses: $
  Housing: $ 655
  Insurance: $ 100
  Car expenses: $ 150
  Utilities: $ 75
  Phone, cable, internet: $ 150
  Food, entertainment: $ 400
  Clothing, household expenses $ 100
  Credit cards and other loans: $ 400/credit cards & $403 auto loan
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417524
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	23.55%	Starting borrower rate/APR:	24.55% / 26.85%	Starting monthly payment:	$988.06

Auction yield range:	8.27% - 23.55%	Estimated loss impact:	9.06%
Lender servicing fee:	1.00%	Estimated return:	14.49%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Mar-1994	Debt/Income ratio:	Not calculated
Credit score:	780-800 (Jul-2009)	Current / open credit lines:	6 / 5	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	14	Length of status:	8y 1m
Amount delinquent:	$0	Revolving credit balance:	$40,260	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	63%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	cordial-listing	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Lowering my interest rate
Purpose of loan:
This loan will be used to?
Lower my current interest rate.
My financial situation: Steady, stable household income, own our own home, no car payments
I am a good candidate for this loan because? I am currently capable of making my payments and am simply looking to lower my interest rate. Win-win situation for both borrower and lender.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417532
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,715.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$175.23

Auction yield range:	14.27% - 19.00%	Estimated loss impact:	15.54%
Lender servicing fee:	1.00%	Estimated return:	3.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-2003	Debt/Income ratio:	24%
Credit score:	600-620 (Jul-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	1y 4m
Amount delinquent:	$0	Revolving credit balance:	$14,712	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	bigfriday	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	600-620 (Latest)
Principal borrowed:	$2,999.00	< mo. late:	0 ( 0% )	600-620 (Jul-2008) 600-620 (May-2008) 600-620 (Mar-2008)
Principal balance:	$2,197.66	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
2nd listing, 100% on time
Purpose of loan: Last July, Prosper helped me finance my all-cash auto purchase. I had a beater, and I upgraded for professional reasons. Since then, I've been promoted twice! Meantime, I still have a subpar credit score thanks to youthful stupidity. I am looking to turn some revolving consumer junk with rates in the 20%s into straight loans I can pay off and be rid of, and refinance my current loan. BTW, the car I bought is doing great!Cash flow in: $4000-8000/gross per month. Big range, because I'm in sales. I'm a Sales Manager, so I have a salary, and I always make some commission. I'm also good at what I do, so I tend to make a lot of commission, and sit in the $6000-8000 gross income range.
Cash flow out:
$ 2525/mo. With this new loan, that will decrease by $50-60, depending on final interest rate.
  Housing: $ 1100/mo
  Car expenses: $541 (Includes current Prosper loan, gas, which I still count as $70 per fill to hedge against probable future rise in gas price, insurance, and my split on auto loan I share with fiancee?she drives that car but I pay half and she takes care household and clothing)
  Utilities: $110?my half, always way overshoot this expense. Includes cable and internet
  Phone: $ 60, cell phone.
  Food, entertainment: $ 260---groceries; fiancee and I split this expense; $260 is my half
    Credit cards and other loans: $ 454 (including student loans).
Unfortunately, I haven't made much dent in my consumer debt. A change in credit profiling has my score down a grade. The score was bad in the first place because: two MasterCards and two consumer cards were overused while I earned my Bachelor?s degree, leaving me with high DTLs/utilization. This loan will get those consumer cards down to zero!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417534
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	13.00%	Starting borrower rate/APR:	14.00% / 16.16%	Starting monthly payment:	$307.60

Auction yield range:	11.27% - 13.00%	Estimated loss impact:	10.28%
Lender servicing fee:	1.00%	Estimated return:	2.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-1983	Debt/Income ratio:	24%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	7 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	10y 3m
Amount delinquent:	$0	Revolving credit balance:	$9,531	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	66%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	sophisticated-money	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAYING OFF CREDIT CARDS
Purpose of loan:
This loan will be used to? PAY OFF CREDIT CARDS!

My financial situation:
I am a good candidate for this loan because? MY HOUSE IS PAID FOR, WHEN THIS IS PAID OFF I WILL BE DEBT FREE. AS DAVE RAMSAY WOULD SAY BEANS & RICE AND RICE & BEANS.  LIVE LIKE NO OTHER SO YOU CAN LIVE LIKE NO OTHER.  I'M LOOKING FORWARD TO THIS DAY, ALSO I WORK IN THE FOOD INDUSTRY WHICH IS HOLDING IT'S OWN IN THIS ECONOMEY (EVERYONE HAS TO EAT).

Monthly net income: $ 2,400

Monthly expenses: $
  Housing: $ 0
  Insurance: $ 200
  Car expenses: $150
  Utilities: $ 200
  Phone, cable, internet: $ 60
  Food, entertainment: $ 200
  Clothing, household expenses $ 20
  Credit cards and other loans: $ 400
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417540
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1991	Debt/Income ratio:	54%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	25y 6m
Amount delinquent:	$0	Revolving credit balance:	$7,193	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	53%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	11	Homeownership:	No
Inquiries last 6m:	4
Screen name:	new-yield-glider	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off debts
Purpose of loan:
This loan will be used to? pay off some high interest credit cards and possible save to get in the housing market to buy a home.

My financial situation:
I am a good candidate for this loan because? I am a hard working with two jobs and I pay all my bills on time so I know if i get this loan i will have no problem paying it back on time.
thanks prosper family.
Monthly net income: $ 3500

Monthly expenses: $ 2300
  Housing: $ 1400
  Insurance: $ 125
  Car expenses: $ 0
  Utilities: $ 100
  Phone, cable, internet: $ 100
  Food, entertainment: $ 150
  Clothing, household expenses $ 100
  Credit cards and other loans: $ 350
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417542
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Feb-1995	Debt/Income ratio:	21%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	3y 1m
Amount delinquent:	$0	Revolving credit balance:	$1,694	Occupation:	Bus Driver
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	109%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	8	Homeownership:	No
Inquiries last 6m:	2
Screen name:	yakult2266	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 100% )	620-640 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	640-660 (Jul-2008)
Principal balance:	$4,384.89	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
paying off my debt
Purpose of loan:
This loan will be used to paying off my debt

My financial situation:
I am a good candidate for this loan because i have a stable income and i can able to pay the payment on time.

Monthly net income: $
3300
Monthly expenses: $
  Housing: $ 800
  Insurance: $ 400
  Car expenses: $ 200
  Utilities: $ 150
  Phone, cable, internet: $ 100
  Food, entertainment: $ 600
  Clothing, household expenses $ 200
  Credit cards and other loans: $ 300
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417550
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-1991	Debt/Income ratio:	40%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	4y 11m
Amount delinquent:	$0	Revolving credit balance:	$24,771	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	kind-cerebral-kindness	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating Debt
Purpose of loan:
This loan will be used to? pay off credit card debt

My financial situation:
I am a good candidate for this loan because? I can pay it back without fail and am good for my word.

Monthly net income: $ 1700

Monthly expenses: $
  Housing: $ 900
  Insurance: $ 50
  Car expenses: $
  Utilities: $ 150
  Phone, cable, internet: $ 90
  Food, entertainment: $ 100
  Clothing, household expenses $ 100
  Credit cards and other loans: $
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417556
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	33.30%	Starting borrower rate/APR:	34.30% / 37.72%	Starting monthly payment:	$53.81

Auction yield range:	17.27% - 33.30%	Estimated loss impact:	19.97%
Lender servicing fee:	1.00%	Estimated return:	13.33%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-1995	Debt/Income ratio:	Not calculated
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	5 / 4	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	20	Length of status:	0y 3m
Amount delinquent:	$0	Revolving credit balance:	$5,453	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	workingstiff07	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	10 ( 100% )	660-680 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	660-680 (May-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	10
Description
trying to pay off bills
Purpose of loan:
This loan will be used to? pay off  some bills consolidate

My financial situation:
I am a good candidate for this loan because? I always pay bills on time

Monthly net income: $ 1324

Monthly expenses: $
  Housing: $ 171.50
  Insurance: $ 42
  Car expenses: $ 233.00
  Utilities: $ 54.00
  Phone, cable, internet: $ 60.00
  Food, entertainment: $ 100
  Clothing, household expenses $ 75.00
  Credit cards and other loans: $ 383.00
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417560
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$130.07

Auction yield range:	14.27% - 19.00%	Estimated loss impact:	15.54%
Lender servicing fee:	1.00%	Estimated return:	3.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jun-1998	Debt/Income ratio:	31%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	34	Length of status:	2y 5m
Amount delinquent:	$9	Revolving credit balance:	$11,456	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	37%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Mags53	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	25 ( 100% )	620-640 (Latest)
Principal borrowed:	$11,300.00	< mo. late:	0 ( 0% )	720-740 (Apr-2009) 760-780 (Jan-2008) 780-800 (Jun-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	25
Description
Consolidate Debt & Son's Student Lo
Purpose of loan:
This will be my third Prosper loan...I am going to pay off some debt and then use the remainder to help with college expenses for my youngest son.  With my first loan I was able to help my older son pay off his car and also I paid off a credit card.   I paid off my first 2 loans in less than 2 years.
My past rating was a AA...I think the only reason I am not a AA is because of debt ratio...but I am ahead on every single payment for all my creditors.  I just need to get rid of some debt.

My financial situation:
I have a very good job, my husband takes care of paying the house expenses and I tend to pay double payments on my bills monthly.  I see myself paying off this loan in 18 - 20 months.  I am doing what I can to become debt free in order to be able to help others.

Monthly net income: $ $1600

Monthly expenses: $ 1200
  Insurance: $ $50
  Car expenses: $ $320
  Utilities: $ Paid by husband
  Phone, cable, internet: $ Paid by husband
  Food, entertainment: $ 100
  Clothing, household expenses $ 100
  Credit cards and other loans: $ $250 (this will become my payment to Prosper.com)
  Other expenses: $ $300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417562
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$203.56

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1993	Debt/Income ratio:	26%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	21 / 20	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	53	Length of status:	6y 8m
Amount delinquent:	$0	Revolving credit balance:	$4,273	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	66%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	debtfree25	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	680-700 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	660-680 (Apr-2009) 640-660 (Jun-2008) 620-640 (May-2008) 560-580 (Mar-2008)
Principal balance:	$1,381.12	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Storage Building Needed! 2nd loan!
Purpose of loan:
This loan will be used to purchase a storage building.  I can't stand not being able to park in my garage which currently houses a riding lawnmower, a go-kart, 4-wheeler, and a yard cart.  I currently have a Prosper loan with a great payment history and even earlier than scheduled payments.  Trust in me and you won't be let down!

My financial situation:
I am a good candidate for this loan because I am working on increasing my credit.  I will pay this loan and all other debt to increase my credit score.  I divided the expenses in half between my husband and I.  We both make around the same amount.

Monthly net income: $4000.00

Monthly expenses: $2807.40
  Housing: $700.00 (half, husband pays remainder)
  Insurance: $70.00 (Car insurance, half husband pays remainder)
  Car expenses: $335.00
  Utilities: $125.00 (Half)
  Phone, cable, internet: $77.50
  Food, entertainment: $500.00
  Clothing, household expenses $250.00
  Credit cards and other loans: $250.00
  Other expenses: $200 (emergency fund)

Thanks for looking and considering my loan.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417566
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	32.50%	Starting borrower rate/APR:	33.50% / 35.93%	Starting monthly payment:	$332.93

Auction yield range:	17.27% - 32.50%	Estimated loss impact:	19.91%
Lender servicing fee:	1.00%	Estimated return:	12.59%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Sep-2004	Debt/Income ratio:	Not calculated
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	20 / 19	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	1y 5m
Amount delinquent:	$0	Revolving credit balance:	$3,206	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	42%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	bill-elation	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off robert loan
Purpose of loan:
This loan will be used to consolidate a loan with high intrest that we cannot afford.

My financial situation:
I am a good candidate for this loan because I have paid all my bills on time and make extra payments toward principle to help get them paid off faster.

Monthly net income: $ 4114

Monthly expenses: $
  Housing: $ 885
  Insurance: $ 189
  Car expenses: $ 280
  Utilities: $ 115
  Phone, cable, internet: $ 120
  Food, entertainment: $ 250
  Clothing, household expenses $ 50
  Credit cards and other loans: $ 450
  Other expenses: $ 250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417570
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Dec-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	20 / 19	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	32	Length of status:	10y 9m
Amount delinquent:	$0	Revolving credit balance:	$8,362	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	44%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	scholarly-fund	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
advertising and new tools
Purpose of loan:
This loan will be used to keep my painting company in good shape.?

My financial situation:
I am a good candidate for this loan because i am hard work,  i believe in sussefull business.

Monthly net income: $ 5000.00

Monthly expenses: $  2740
  Housing: $ 500
  Insurance: $ 190
  Car expenses: $ 600
  Utilities: $ 100
  Phone, cable, internet: $ 100
  Food, entertainment: $ 500
  Clothing, household expenses $ 50
  Credit cards and other loans: $ 500
  Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417584
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	21.27%	Starting borrower rate/APR:	22.27% / 24.54%	Starting monthly payment:	$766.61

Auction yield range:	17.27% - 21.27%	Estimated loss impact:	19.21%
Lender servicing fee:	1.00%	Estimated return:	2.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	May-1996	Debt/Income ratio:	54%
Credit score:	760-780 (Jul-2009)	Current / open credit lines:	18 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	6y 4m
Amount delinquent:	$0	Revolving credit balance:	$20,287	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	35%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	return-bandit	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit card debt
Purpose of loan:
This loan will be used to pay off the debt accrued in college as well as in the first few years out of college. My husband and I bought a house in the city of Rochester and we both work for the University of Rochester. My husband has just earned his Master's degree in Higher Education Administration and I just started work coordinating (managing) a 5 million dollar, 5 year research grant that will study the effects of exposure to methyl mercury in pregnant women living in a fish eating population...the study takes place in the island nation of the Seychelles (and I hope in the next 5 years I'll get to visit!). I work in the division of Developmental Disabilities in Pediatrics, my husband works in student services on the undergraduate campus. Even though we were able to buy a house and both have decent paying jobs, we have yet to really hack away at the debt we accrued in college.

My financial situation:
I am a good candidate for this loan because I am VERY serious about finances. What I've been doing over the past 6 or 7 years is transferring our balances to a 1 year 0% offer and then at the end of that year, transferring it again. But with each transfer comes a balance transfer fee and the energy and stress of hoping an offer pops up in the mail at the right time is a stress that I'd love to eliminate with a low, fixed interest rate with an end date to look forward to. I worked at a credit union when I still lived at home in Michigan, and I saw the best and worst of what credit card debt can do to individuals and families. My husband and I want to do some home improvements in the future and we'd also love to start a family, but the debt albatross leaves us feeling weary about commencing with either of these exciting prospects right now. We want to be able to have a child with a clean credit card slate!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417590
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1992	Debt/Income ratio:	41%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	7 / 5	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	31	Length of status:	6y 11m
Amount delinquent:	$0	Revolving credit balance:	$6,799	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	8	Homeownership:	No
Inquiries last 6m:	1
Screen name:	note-albatross	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off Credit Cards
Purpose of loan:
This loan will be used to?
Pay off my credit cards.
My financial situation:
I am a good candidate for this loan because?
I have worked steady all my life and have only had two jobs in the last 21 years. I pay all my bills on time and I am mature and reliable.
Monthly net income: $1,750.00

Monthly expenses: $
  Housing: $ 664.00
  Insurance: $ 63.00
  Car expenses: $ 400.00
  Utilities: $100.00
  Phone, cable, internet: $ 50.00
  Food, entertainment: $ 100.00
  Clothing, household expenses $ 100.00
  Credit cards and other loans: $
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417596
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-1995	Debt/Income ratio:	Not calculated
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	44	Length of status:	20y 10m
Amount delinquent:	$0	Revolving credit balance:	$36,275	Occupation:	Clergy
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	72%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	10	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	new-greenback-cheetah	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New roof, other improvements
Purpose of loan:
This loan will be used to replace the roof and make other improvements to ready the house for sale. See pictures of the house at this link:
http://www.rimada.com/servlet/PropertyListing?action=detail&ComColdwellbankerDataProperty_id=54250614&page=property&brand=CB

My financial situation:
I am a good candidate for this loan because I will use the equity in the home to repay the loan, upon sale closing. I anticipate a sale and closing by the end of the year. The house is listed at $158,800... with a sale at $150K I would net $35K-$40K after realtors' commissions and closing costs. There is a 1st mortgage of $99K and no second mortgage.

Annual income: $ 45,000

The house is curently listed for sale. I bought it in 2004 for my mother, who is now 88 and lives with me in Connecticut, where I serve as Pastor of South Congregational Church in Waterbury, CT and as Associate Pastor of First Congregational Church in New Milford, CT.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417602
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,695.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$212.38

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-1986	Debt/Income ratio:	23%
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	16y 1m
Amount delinquent:	$0	Revolving credit balance:	$3,202	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	96%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	exuberant-deal	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Work On The House
Purpose of loan: This loan will be used to do some work on our house.
ThisMy financial situation: I have been employed with the same company for 16 years. As you can see i don't like to move around alot i make 3100.00 a month our house payment is 662.00 and i have two credit cards we pay a total of 175.00 a month on we also have a van payment of 235.00 a month other than that the rest is used on food and utilities
I am a good candidate for this loan because?I am a good canidate for this loan because we are current on all of our bills.I have steady employment as i said before i have been there 16 years . We have had trouble in the past but that is because my wife was in a terrible car accident. She and my daughter were hit by a semi my wife suffered a broken leg and broken hip and required 3 surgeries she was in the hospital for a month, my daughter suffered minor injuries. We are back on the right track now and everything is current all we ask is you consider us for this loan we will not let you down.  Thank  You
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417608
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	16.00%	Starting borrower rate/APR:	17.00% / 19.20%	Starting monthly payment:	$124.78

Auction yield range:	8.27% - 16.00%	Estimated loss impact:	6.86%
Lender servicing fee:	1.00%	Estimated return:	9.14%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1999	Debt/Income ratio:	7%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	45	Length of status:	2y 9m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Administrative Assi...
Public records last 12m / 10y:	1/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	0
Screen name:	green-superb-responsibility	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a car for our family!
Purpose of loan:
This loan will be used to buy a second car for my family, especially to get me to and from work and to school.  We have been down to one vehicle for many months, saving money for our wedding.  When we got married in June, we decided it was time to buy another car, which we are very excited for.  I would like to also better my credit score with a revolving line and hope to be able to purchase a house in the next few years.  We are excited to start a family and think this will benefit our future as a family.

My financial situation:
I am a good candidate for this loan because I always pay my bills on time and most of the time, even early; depsite my public record, which is a long story, I am very financially conscious of what I need to do to better myself and my family.  I have a great job that sees no end in my future and I am trying to better my financial future with a great degree as well.

Monthly net income: $ 2600

Monthly expenses: $
  Housing: $ 700
  Insurance: $ 50
  Car expenses: $
  Utilities: $
  Phone, cable, internet: $ 100
  Food, entertainment: $ 250
  Clothing, household expenses $ 50
  Credit cards and other loans: $ 50
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417626
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 12.11%	Starting monthly payment:	$322.67

Auction yield range:	8.27% - 9.00%	Estimated loss impact:	7.18%
Lender servicing fee:	1.00%	Estimated return:	1.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-1994	Debt/Income ratio:	22%
Credit score:	780-800 (Jul-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	12y 11m
Amount delinquent:	$0	Revolving credit balance:	$2,449	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	12%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	oyster4	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit cards
Purpose of loan:
This loan will be used to pay off credit card debts.

My financial situation:
I am a good candidate for this loan because I'm already paying for the credit cards with the high interest rates.  I'm 100% comitted to reduce my credit card balances as long as I'm making a substantial dent on the principal.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417640
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,800.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	19.15%	Starting borrower rate/APR:	20.15% / 22.39%	Starting monthly payment:	$141.51

Auction yield range:	8.27% - 19.15%	Estimated loss impact:	6.95%
Lender servicing fee:	1.00%	Estimated return:	12.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-1998	Debt/Income ratio:	24%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	9y 10m
Amount delinquent:	$0	Revolving credit balance:	$37,886	Occupation:	Tradesman - Electri...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	top-elevated-asset	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Reducing Debt
Purpose of loan:
This loan will be used to consolidate a larger payment/higher interest loan in order to free up money for schooling.  I have been out of college for 10 years and only have two semesters to go.  This loan will free up more than enough money to pay for classes monthly while getting a lower interest rate than the previous loan.

My financial situation:
I am a good candidate for this loan because I have never missed a payment nor have been late.  I have a good solid income.  I also have incurred debts several years back that I am still paying on, and will do so until I am debt free.  I have never been bankrupt as I view my debts as my responsibilities.  I understand Prosper has a rating system to provide the most information/least risk to the lender, and unfortunately it paints me as a riskier investment than I am.

Monthly net income: $ 4600

Monthly expenses: $ 3470
  Housing: $ 900
  Insurance: $ 0
  Car expenses: $ 130
  Utilities: $ 220
  Phone, cable, internet: $ 120
  Food, entertainment: $ 300
  Clothing, household expenses $ 200
  Credit cards and other loans: $ 1400
  Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417648
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$565.45

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Dec-1995	Debt/Income ratio:	68%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	22 / 19	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	42	Length of status:	4y 10m
Amount delinquent:	$0	Revolving credit balance:	$25,643	Occupation:	Social Worker
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	84%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	openness-jubilee	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Social Worker Needing Help
Purpose of loan:
This loan will be used to pay off credit card debt. My husband and I had a beautiful son a little over two years ago and this blessed event caused a little strain on our finances. I would love to be able to pay off some of my debt that has the highest interest rates so I can begin to invest in a college savings program for our son, rather than paying debt.

My financial situation:
I am a good candidate for this loan because I am employed by the State of Alabama and have been for five years. I have a strong work ethic and plan on retiring with the State.

Monthly net income: $ 1800.

Monthly expenses: $ 1400.
  Housing: $ 500.
  Insurance: $ 80.
  Car expenses: $ 0
  Utilities: $ 250.
  Phone, cable, internet: $
  Food, entertainment: $
  Clothing, household expenses $
  Credit cards and other loans: $
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417662
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	9.52%	Starting borrower rate/APR:	10.52% / 12.63%	Starting monthly payment:	$195.07

Auction yield range:	3.27% - 9.52%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	8.01%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jan-1990	Debt/Income ratio:	55%
Credit score:	800-820 (Jul-2009)	Current / open credit lines:	11 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	7y 5m
Amount delinquent:	$0	Revolving credit balance:	$369	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	1%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	new-pilot	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
"Paying off my credit cards"
Purpose of loan:
This loan will be used to? pay off one of my credit cards there total balance equals the amount above.  I would like a low interest rate, and the most I can pay for monthly payments a month would be $100.00 or less

My financial situation:
I am a good candidate for this loan because?  I have excellent credit and I pay my bills on time.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417664
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.50%	Starting borrower rate/APR:	18.50% / 20.72%	Starting monthly payment:	$364.04

Auction yield range:	17.27% - 17.50%	Estimated loss impact:	35.47%
Lender servicing fee:	1.00%	Estimated return:	-17.97%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	May-1993	Debt/Income ratio:	60%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	16 / 10	Employment status:	Full-time employee
Now delinquent:	5	Total credit lines:	62	Length of status:	3y 4m
Amount delinquent:	$5,766	Revolving credit balance:	$4,429	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	27	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	COPPERCUT	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
ROAD TO RECOVERY
Purpose of loan:
This loan will be used to?Pay down some high interest credit cards, so I can maintain the payments in the future

My financial situation:
I am a good candidate for this loan because? I work full time, and have a side job of mowing lawns which brings in an extra 10 K or more per year.
Monthly net income: $ 5,000.00

Monthly expenses: $
  Housing: $ 900.00
  Insurance: $ 125.00
  Car expenses: $ 432.00
  Utilities: $ 225.00
  Phone, cable, internet: $ 100.00
  Food, entertainment: $ 350.00
  Clothing, household expenses $ 100.00
  Credit cards and other loans: $ 500.00
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417670
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Aug-1987	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	18 / 17	Employment status:	Retired
Now delinquent:	1	Total credit lines:	28	Length of status:	2y 2m
Amount delinquent:	$499	Revolving credit balance:	$27,235	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	81%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	red-bill-advocator	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off credit card
Purpose of loan:
This loan will be used to? pay off some incurred credit card debt

My financial situation:
I am a good candidate for this loan because?I currently draw a pension,social security and I work 16 hours per week partime at ahospital
Monthly net income: $ 1675

Monthly expenses: $
  Housing: $
  Insurance: $
  Car expenses: $
  Utilities: $ 200
  Phone, cable, internet: $
  Food, entertainment: $100  Clothing, household expenses $100
  Credit cards and other loans: $250
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417674
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	31.97%	Starting borrower rate/APR:	32.97% / 36.36%	Starting monthly payment:	$52.91

Auction yield range:	14.27% - 31.97%	Estimated loss impact:	15.47%
Lender servicing fee:	1.00%	Estimated return:	16.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-1998	Debt/Income ratio:	15%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	8y 0m
Amount delinquent:	$0	Revolving credit balance:	$14,487	Occupation:	Bus Driver
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	99%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	liberty-motivator	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Will pay back loan
Purpose of loan:  Pay off a payday loan (with a little left over0  and get out of that cycle.
This loan will be used to?

My financial situation:
I am a good candidate for this loan because? I have a home mrtgage in current standing.

Monthly net income: $ 3,000

Monthly expenses: $ 1906
  Housing: $ 841
  Insurance: $ 120
  Car expenses: $ 0
  Utilities: $ 115
  Phone, cable, internet: $ 80
  Food, entertainment: $500
  Clothing, household expenses $ 250
  Credit cards and other loans: $
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417676
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-1994	Debt/Income ratio:	27%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	2 / 1	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	20	Length of status:	4y 2m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	6	Homeownership:	No
Inquiries last 6m:	0
Screen name:	bid-goblin8	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off Credit Card & Loan
Purpose of loan:
This loan will be used to? Consolidate my credit card and personal loans

My financial situation:
I am a good candidate for this loan because? I have a $15,000.00 Annuity due from Workers Comp. Settlement, due at end of year.

Monthly net income: $ 926.31

Monthly expenses: $
  Housing: $ 0 - live w/ family
  Insurance: $ 78.60
  Car expenses: $ 660.42
  Utilities: $ 84.29
  Phone, cable, internet: $ 0
  Food, entertainment: $ 0
  Clothing, household expenses $ 50.00
  Credit cards and other loans: $ 300.00
  Other expenses: $ 200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417678
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$19,400.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	12.50%	Starting borrower rate/APR:	13.50% / 15.65%	Starting monthly payment:	$658.34

Auction yield range:	11.27% - 12.50%	Estimated loss impact:	10.27%
Lender servicing fee:	1.00%	Estimated return:	2.23%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-1998	Debt/Income ratio:	16%
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	2y 6m
Amount delinquent:	$0	Revolving credit balance:	$13,494	Occupation:	Pilot - Private/Com...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	52%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	yield-eagle	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off all my credit cards
Purpose of loan:
This loan will be used to pay off remaining credit card balances.

My financial situation:
I am a good candidate for this loan because I am now well buried in my company's seniority list, I have been paying off my credit card balances at a rate of $2000/month, and I will close all my credit cards, expect for one, with this consolidation..

Monthly net income: $ 6200.00

Monthly expenses: $
  Housing: $ 1900.00
  Insurance: $ 76.00
  Car expenses: $ just gas and oil.  Both cars are paid for.
  Utilities: $ 250.00
  Phone, cable, internet: $ 200.00
  Food, entertainment: $ 500.00
  Clothing, household expenses $
  Credit cards and other loans: $
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417680
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$866.63

Auction yield range:	8.27% - 14.00%	Estimated loss impact:	8.81%
Lender servicing fee:	1.00%	Estimated return:	5.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-1996	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	780-800 (Jul-2009)	Current / open credit lines:	6 / 6	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	17	Length of status:	0y 3m
Amount delinquent:	$0	Revolving credit balance:	$39,152	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	57%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	listing-lightning	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying foreclosed FL real estate
Purpose of loan:
My Mother and I have built a small real estate investment firm (www.freiginc.com) specializing in Northeast Florida residential real estate.  Currently, there is a tremendous buying opportunity for cash buyers investing in short sales and foreclosures.  We've been raising money from friends and family, but more opportunities exist and I thought this might be a good way to raise additional capital.

My financial situation:
I am a '97 US Naval Academy graduate.  I earned my MBA in 2003 from the Naval Postgraduate School.  I served for 10 years as a naval officer, including a six month stint in Afghanistan.  I believe in integrity and hard work and honest, open deals. I'm also a libertarian.  People should help people, not government.  My Mom and I are also refugees from East Germany, so no friends of socialism here.  We understand this is your money and we appreciate the opportunity to put it to good use for mutual benefit.  Monthly payments are not an issue.  We buy the properties for 50 cents on the dollar of current assessed value and move in a buyer who pays rent (and thus covers the loan).  Once the buyer qualifies for the mortgage, typically around six months, we sell the property, pay off investors, and repeat.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417684
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Feb-1996	Debt/Income ratio:	22%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	4y 5m
Amount delinquent:	$0	Revolving credit balance:	$1,092	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	8%	Stated income:	$1-$24,999
Delinquencies in last 7y:	27	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	roccosmom	Borrower's state:	Vermont	Borrower's group:	Vermonters Unite
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 95% )	620-640 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	1 ( 5% )	620-640 (Sep-2007) 620-640 (Aug-2007) 620-640 (May-2007)
Principal balance:	$955.90	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
Looking to improve my credit score
PLEASE NOTE THAT THE INCOME AND DEBT TO INCOME RATIO ARE NOT INCLUDING MY HUSBANDS INCOME

Purpose of the loan: My husband and I got behind on our mortgage a little over a year ago due to my husband suffering from an illness.  During that time he was temporarily laid off because he had to spend a lot of time at the hospital.  We did not have health insurance and as you can imagine the bills went through the roof!!  His health was first and foremost to us at the time.  He has since been diagnosed and treated and is back to work full time as an electrician.  We have modified our mortgage and are current on all our bills (thank God!!)  We are looking for this loan to consolidate our credit card debt, the interest rates are extremely high.  We are turning to Prosper because our debt issues have been hard to overcome with conventional lending.  We want nothing more than to erase those issues and improve our credit scores to better our future.

My financial situation: We are up to date on all our bills. This loan will be used to consolidate all our credit card debt and to pay off a pay day loan.

Why am I a good candidate for paying back this loan? Because my husband and I are working as hard as we can in the crazy economy to keep our heads above water.  We have overcome so many hardships in the past year and just want to feel free!!  We are hard working, honest people whom have had a tough time this year and just want to be on track financially so we can think about starting a family.

Monthly net income: $2,400.00 plus my husband's income of $2,800.00 - TOTAL INCOME: $5,200.00

Monthly expenses:

House: $1400.00
Insurance: $120.45
Car expense: $412 for my husband's car
Utilities: $200.00
Phone, cable, internet: $100.00
Food, entertainment: $200.00
Credit cards, other loans: $200.00
TOTAL EXPENSES: $2,632.45

Feel free to ask me any questions you may have.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417690
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$19,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$689.47

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jul-1997	Debt/Income ratio:	15%
Credit score:	800-820 (Jul-2009)	Current / open credit lines:	13 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	46	Length of status:	4y 5m
Amount delinquent:	$0	Revolving credit balance:	$6,951	Occupation:	Pilot - Private/Com...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	17%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	9
Screen name:	Need2Lend	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	31 ( 100% )	800-820 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	760-780 (Nov-2006)
Principal balance:	$668.81	1+ mo. late:	0 ( 0% )
Total payments billed:	31
Description
Lender Borrowing to Lend
I have AA credit and a DTI of 22%.  I am borrowing this money to consolidate CC debt. I have never been late or missed a payment in the past 10 years. My credit and finances are my #1 priority. This is my second loan with Prosper. Thank you for considering my loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417692
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-1998	Debt/Income ratio:	25%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	2y 10m
Amount delinquent:	$0	Revolving credit balance:	$5,694	Occupation:	Clerical
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	99%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Homeownership:	No
Inquiries last 6m:	0
Screen name:	mylady1	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	620-640 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	0 ( 0% )	620-640 (Mar-2008)
Principal balance:	$2,245.28	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
We're Going to Disneyland...
Purpose of loan:
This loan will be used for a family vacation to Disneyland. My husband and I have never been to Disneyland and we'd like to share the experience with our three young children.

My husband and I both have steady jobs. I have a current prosper loan that I pay on time and have never been late.

Thank you for your consideration!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417696
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	26.00%	Starting borrower rate/APR:	27.00% / 29.33%	Starting monthly payment:	$204.13

Auction yield range:	8.27% - 26.00%	Estimated loss impact:	7.12%
Lender servicing fee:	1.00%	Estimated return:	18.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-1986	Debt/Income ratio:	43%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	34 / 31	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	51	Length of status:	7y 10m
Amount delinquent:	$0	Revolving credit balance:	$116,392	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	GeeForce	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	680-700 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	660-680 (Oct-2008) 660-680 (Sep-2008) 680-700 (Nov-2007)
Principal balance:	$5,252.87	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
Paying off credit cards
Purpose of loan:
This loan will be used to pay off several of my lower balance revolving credit cards that have high interest rates.

My financial situation:
I am working to pay off debt I acquired after a divorce. I have made significant inroads in this since I started two years ago.  I have decreased my debt but made the mistake of closing some accounts before I had them paid off which increased my debt ratio.  I have sufficient income to repay the loan and I always pay on-time. I have one prosper loan which reflect an always on-time payment. My bank manager said that if I pay off some of my revolvng accounts,  I would be eligible for a consolidation loan and that is my goal.  I have talked to a financiaI counselor and was advised since I have no trouble paying my bill and have a good credit rating, try alternative financing. I am trying to become debt free within 5 years and this loan will be a step in the right direction.

Monthly net income: $ 7600

Monthly expenses: $
  Housing: $ 650
  Insurance: $ 90
  Car expenses: $ 120
  Utilities: $ 150
  Phone, cable, internet: $ 180
  Food, entertainment: $ 200
  Clothing, household expenses $ 120
  Credit cards and other loans: $ 3200
  Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417698
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Mar-1997	Debt/Income ratio:	38%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	14 / 14	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	30	Length of status:	2y 5m
Amount delinquent:	$87	Revolving credit balance:	$14,894	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	38%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	green-economy-daydream	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying credit cards & wedding debt
Purpose of loan:
Pay off my high intrest credit cards and wedding debts.

My financial situation:
I have a very solid job with a state University.  I have been at the job 2 years and recieved two pay raises plus one merit increase and two one time bonuses for extra services.  I was on schedule two have all my debt paid off in 3 more years but life changes.  My fiance and I saw that with the current economic crisis her job would be eliminated so we saw an oppurtunity and she left her full time job and started her own buisness. (We were correct her position has not been replaced and several others with similar jobs have been let go)  We have invested a couple grand into her buisness (cake sculpting and decorating), which has her with just about everythihng she needs equipment wise.  She is already getting bookings for March of next year and August of this year looks busy enough she will probably have to hire some help.  However it will take a year before the buisness can succusfully pay us back.  We also went ahead with our initial wedding plans despite the change in jobs.  This has put me further behind in credit card debt than I like to be and the credit card companies are raising my rates.  I would very much like to get back on my plan to be out of high interest debt in three years and hope I can accomplish this thru prosper.
Monthly net income: $ 2,751.72

Monthly expenses: $
  Housing: $ 325
  Insurance: $ 112
  Car expenses: $85
  Utilities: $ 325
  Phone, cable, internet: $ 89
  Food, entertainment: $ 500
  Clothing, household expenses $300
  Credit cards and other loans: $ 1000
  Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417708
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.17%	Starting borrower rate/APR:	27.17% / 29.51%	Starting monthly payment:	$409.16

Auction yield range:	11.27% - 26.17%	Estimated loss impact:	10.65%
Lender servicing fee:	1.00%	Estimated return:	15.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Nov-1983	Debt/Income ratio:	23%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	15 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	44	Length of status:	10y 5m
Amount delinquent:	$0	Revolving credit balance:	$24,605	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	81%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Giantsguy	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	660-680 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	0 ( 0% )	660-680 (Jan-2008)
Principal balance:	$812.65	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
2nd Loan for 2 Kids Off to College
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
I have a good income and this would be my second Prosper Loan. I've never once been late w/ a payment. I have two kids who are excellent students and for the first time I'll have an overlap with college--one will be a senior and one a freshman--so I'd like to pay off my car and give the rest to the two consecutive schools as well as by the gajillion things needed for both of them to go, including an inexpensive car for the younger one. I have a long and excellent work history, just always have struggled w/ having available 'cash'.

Monthly net income: $ 6360  ($5160 is mine, the rest is my wife's)

Monthly expenses: $ (A bunch of these will be gone if I get this loan.....at least $500 of the car expense and a few small credit cards)
  Housing: $ 990
  Insurance: $ 300
  Car expenses: $ 1035
  Utilities: $ 360
  Phone, cable, internet: $ 190
  Food, entertainment: $ 900
  Clothing, household expenses $ 150
  Credit cards and other loans: $ 1010
  Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417710
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	8.27%	Starting borrower rate/APR:	9.27% / 11.37%	Starting monthly payment:	$798.14

Auction yield range:	8.27% - 8.27%	Estimated loss impact:	8.66%
Lender servicing fee:	1.00%	Estimated return:	-0.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jul-1991	Debt/Income ratio:	30%
Credit score:	780-800 (Jul-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	3y 10m
Amount delinquent:	$0	Revolving credit balance:	$13,171	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	48%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	asset-windmill	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to credit cards and car loan.

My financial situation:
I am a good candidate for this loan because it is easier to make one payment to one institution.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417714
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,900.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	16.00%	Starting borrower rate/APR:	17.00% / 19.20%	Starting monthly payment:	$139.05

Auction yield range:	11.27% - 16.00%	Estimated loss impact:	10.37%
Lender servicing fee:	1.00%	Estimated return:	5.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-1989	Debt/Income ratio:	32%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	15 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	9y 7m
Amount delinquent:	$0	Revolving credit balance:	$8,136	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	64%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	powerful-return	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to? stick it to the credit cards companies who are raising their rates!

My financial situation:
I am a good candidate for this loan because? I have a good job doing research. The position is guaranteed funding for three years.

Monthly net income: $ aprox. $2100

Monthly expenses: $
  Housing: $ 284
  Insurance: $ 58
  Car expenses: $ 284 + $120 gas
  Utilities: $ 80
  Phone, cable, internet: $ 0
  Food, entertainment: $400
  Clothing, household expenses $
  Credit cards and other loans: $ 305
  Other expenses: $ 15
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417716
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,705.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$751.34

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-2003	Debt/Income ratio:	19%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	9y 3m
Amount delinquent:	$0	Revolving credit balance:	$21,058	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	78%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Credit-Card-Help	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to? consolidate and pay off my credit cards.

My financial situation:
I am a good candidate for this loan because?If you look at my credit report, you will see that I have never had a late payment, or ever missed a payment. I currently pay over $1000 per month toward my cards (I have 4.) The loan total I am asking for is the sum of those four cards. My credit score is primarily held down by the amount I have extended by those cards. I have run credit simulators which raise my credit to EXCELLENT if I pay off those cards. I have had auto loans, personal loans, and many credit cards I have paid off. I am not ever delinquent on any bills.

Monthly net income: $ 4000

Monthly expenses: $
  Housing: $ 600
  Insurance: $ 100
  Car expenses: $150
  Utilities: $ 250
  Phone, cable, internet: $0
  Food, entertainment: $400
  Clothing, household expenses $75
  Credit cards and other loans: $ 1000
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417720
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$907.20

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-1990	Debt/Income ratio:	16%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	14 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	10y 7m
Amount delinquent:	$0	Revolving credit balance:	$257,631	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	84%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	heroic-balance	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
OFFICE IMPROVEMENTS
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
  Housing: $
  Insurance: $
  Car expenses: $
  Utilities: $
  Phone, cable, internet: $
  Food, entertainment: $
  Clothing, household expenses $
  Credit cards and other loans: $
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417722
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-2001	Debt/Income ratio:	61%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	5	Length of status:	6y 6m
Amount delinquent:	$0	Revolving credit balance:	$6,076	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	asset-tempo	Borrower's state:	SouthDakota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying bills/have extra money
Purpose of loan:
This loan will be used to? catch up on late bills and have extra money for the unexpected

My financial situation:
I am a good candidate for this loan because? I have been doing good all 2008 but in 03/2009 went to 36hrs at work down to 32hrs now back up to 40hr but jumping between those hrs depleted most of my savings now I am barely surviving on my paychecks

Monthly net income: $ 1600.00

Monthly expenses: $
  Housing: $ 750
  Insurance: $ 100
  Car expenses: $ 50
  Utilities: $ 200
  Phone, cable, internet: $ 120.00
  Food, entertainment: $ 80
  Clothing, household expenses $ 30
  Credit cards and other loans: $ 800
  Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417726
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Oct-1977	Debt/Income ratio:	89%
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	2y 11m
Amount delinquent:	$0	Revolving credit balance:	$5,708	Occupation:	Food Service
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	49%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	likeable-silver	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off cards & buy school supply
Purpose of loan:
This loan will be used to? pay off credit cards and buy school supplies for my 2 boys.  I have always strived to provide my children the best since my daughter passed in 2001 and I feel like I deserve this to provide for my boys.

My financial situation:
I am a good candidate for this loan because? I have a good great score and I have a secure job.  I work for the school system and kids will always have to go to school.  I am a christian and always pay my bills.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417728
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,400.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$161.29

Auction yield range:	17.27% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-1990	Debt/Income ratio:	22%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	55	Length of status:	15y 9m
Amount delinquent:	$0	Revolving credit balance:	$4,364	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	49%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	ttaylo59	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	6 ( 100% )	680-700 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	620-640 (Aug-2008) 620-640 (Jul-2008) 620-640 (Jun-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	6
Description
1st loan paid "paying for college"
Purpose of loan:

This loan will be used to help my daughter pay for her college tution. She is trying to go to nursing school. She can't get anymore loans on her own. I've had a loan with proper already and I kept my promise I paid it off within the 6mo.

Please trust in me again I won't let you down. I'm not sure why prosper rated me HR with a credit score between 680-700.
I'm trying to get a interest rate of 12 % or less. because of the hr rating it won't let me put that request in. So i'm asking on this listing to help me.
My financial situation:
I am a good candidate for this loan because I pay all my bills  and I have a good steady job.  I'm not a  risk I just want a good interest rate and also I rather pay you the interest instead of the banks.

Funds will come out my account automatically. ( I have direct deposit)

Monthly net income: $ 6100 between my husband and myself.

Monthly expenses: $ 5000 ( I pay half )
  Housing: $
  Insurance: $
  Car expenses: $
  Utilities: $
  Phone, cable, internet: $
  Food, entertainment: $
  Clothing, household expenses $
  Credit cards and other loans: $
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417740
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-1972	Debt/Income ratio:	36%
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	33	Length of status:	1y 1m
Amount delinquent:	$0	Revolving credit balance:	$4,030	Occupation:	Executive
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	41%	Stated income:	$100,000+
Delinquencies in last 7y:	10	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	blue-smart-deal	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for Wedding
Purpose of loan:
This loan will be used to? pay for a wedding.  I already have $25,000 and need an additional $25,000.

My financial situation:
I am a good candidate for this loan because? I have a strong income, have low consumer debt, and have additional income as retired Naval Officer.  In addition, my wife is retired as a teacher and has steady additional income.  I own approximately 12% of a business and have invested in that business.  We recently merged this company and it is now publicly traded OTC:BB.  Our revenues are growing and I anticipate significant upside value in the stock holdings over the next 24 months.I am a home owner and have resided in my current home for over 30 years.  I have no more than 50% loan to equity on my existing home loan and have only a first trust deed.  I also own a fishing boat worth over $750,000 and have approximately 49% equity in that vessel.   I have been surprised by the cost of the wedding (the first in my family) and find myself short.  I have $25,000 and need an additional $25,000.  I expect no problem repaying the loan.

Thank You.
Information in the Description is not verified.